                                                                   EXHIBIT 10.21

================================================================================



                               CREDIT AGREEMENT

                                  dated as of

                                 July 29, 1998

                         as Amended and Restated as of
                               November 30, 1998

                                     among

                            iXL ENTERPRISES, INC.,


                           The Lenders Party Hereto

                                      and

                          THE CHASE MANHATTAN BANK,
                            as Administrative Agent

                           _________________________

                            CHASE SECURITIES INC.,
                                  as Arranger



================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I

                                  Definitions
                                  -----------
SECTION 1.01.       Defined Terms .....................................       1
SECTION 1.02.       Classification of Loans and
                    Borrowings ........................................      20
SECTION 1.03.       Terms Generally ...................................      20
SECTION 1.04.       Accounting Terms; GAAP ............................      20

                                  ARTICLE II

                                  The Credits
                                  -----------

SECTION 2.01.       Commitments .......................................      20
SECTION 2.02.       Loans and Borrowings ..............................      21
SECTION 2.03.       Requests for Borrowings ...........................      21
SECTION 2.04.       Letters of Credit .................................      21
SECTION 2.05.       Funding of Borrowings .............................      26
SECTION 2.06.       Termination and Reduction of Commitments ..........      26
SECTION 2.07.       Repayment of Loans; Evidence of Debt ..............      27
SECTION 2.08.       Amortization of Term Loans ........................      27
SECTION 2.09.       Prepayment of Loans ...............................      28
SECTION 2.10.       Fees ..............................................      29
SECTION 2.11.       Interest ..........................................      30
SECTION 2.12.       Increased Costs ...................................      30
SECTION 2.13.       Break Funding Payments ............................      31
SECTION 2.14.       Taxes .............................................      32
SECTION 2.15.       Payments Generally: Pro Rata Treatment; Sharing of
                     Set-offs .........................................      33
SECTION 2.16.       Mitigation Obligations; Replacement
                     of Lenders .......................................      34

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

SECTION 3.01.       Organization; Powers ..............................    35
SECTION 3.02.       Authorization; Enforceability .....................    35
SECTION 3.03.       Governmental Approvals; No Conflicts ..............    35
SECTION 3.04.       Financial Condition; No Material Adverse Change ...    36
SECTION 3.05.       Properties ........................................    36
SECTION 3.06.       Litigation and Environmental Matters ..............    37
SECTION 3.07.       Compliance with Laws and Agreements ...............    37
SECTION 3.08.       Investment and Holding Company Status .............    37
SECTION 3.09.       Taxes .............................................    37
SECTION 3.10.       ERISA .............................................    38
SECTION 3.11.       Disclosure ........................................    38
SECTION 3.12.       Subsidiaries ......................................    38
SECTION 3.13.       Insurance .........................................    38
SECTION 3.14.       Labor Matters .....................................    38
SECTION 3.15.       Solvency ..........................................    39
SECTION 3.16.       Security Documents ................................    39
SECTION 3.17.       Year 2000 .........................................    40

                                  ARTICLE IV

                                  Conditions
                                  ----------

SECTION 4.01.       Effective Date ....................................    40
SECTION 4.02.       Each Credit Event .................................    42

                                   ARTICLE V
                                   ---------

                             Affirmative Covenants
                             ---------------------

SECTION 5.01.       Financial Statements and Other Information ........    43
SECTION 5.02.       Notices of Material Events ........................    45
SECTION 5.03.       Information Regarding Collateral ..................    45
SECTION 5.04.       Existence; Conduct of Business ....................    46
SECTION 5.05.       Payment of Obligations ............................    46
SECTION 5.06.       Maintenance of Properties .........................    46
SECTION 5.07.       Insurance .........................................    46
SECTION 5.08.       Books and Records, Inspection and
                     Collateral Review Rights .........................    46
SECTION 5.09.       Compliance with Laws ..............................    47
SECTION 5.10.       Use of Proceeds and Letters of Credit .............    47
SECTION 5.11.       Additional Subsidiaries ...........................    47
SECTION 5.12.       Further Assurances ................................    48
SECTION 5.13.       Federal Reserve Regulations .......................    48
SECTION 5.14.       Delivery of Securities ............................    48

SECTION 5.15.       [Intentionally Omitted] ...........................    49
SECTION 5.16.       Bank Account ......................................    49
SECTION 5.17.       Fees ..............................................    49

                                  ARTICLE VI

                              Negative Covenants
                              ------------------

SECTION 6.01.       Indebtedness and Preferred Stock ..................    49
SECTION 6.02.       Liens .............................................    50
SECTION 6.03.       Fundamental Changes ...............................    51
SECTION 6.04.       Investments, Loans, Advances,
                     Guarantees and Acquisitions ......................    52
SECTION 6.05.       Asset Sales .......................................    54
SECTION 6.06.       Sale and Lease-Back Transactions ..................    54
SECTION 6.07.       Hedging Agreements ................................    55
SECTION 6.08.       Restricted Payments; Certain Payments
                     of Indebtedness ..................................    55
SECTION 6.09.       Transactions with Affiliates ......................    55
SECTION 6.10.       Restrictive Agreements ............................    56
SECTION 6.11.       Amendment of Material Documents ...................    56
SECTION 6.12.       Subsidiaries ......................................    56
SECTION 6.13.       Minimum Consolidated EBITDA .......................    57
SECTION 6.14.       Total Debt to Contributed Capital .................    57
SECTION 6.15.       Fiscal Year .......................................    57

                                  ARTICLE VII

                         Events of Default ............................    57
                         -----------------

                                  ARTICLE VIII

                    The Administrative Agent ..........................    60
                    ------------------------

                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

SECTION 9.01.       Notices ...........................................    62
SECTION 9.02.       Waivers; Amendments ...............................    62
SECTION 9.03.       Expenses; Indemnity; Damage Waiver ................    64
SECTION 9.04.       Successors and Assigns ............................    65
SECTION 9.05.       Survival ..........................................    67
SECTION 9.06.       Counterparts; Integration;
                     Effectiveness ....................................    68
SECTION 9.07.       Severability ......................................    68

SECTION 9.08.       Right of Set-off ..................................    68
SECTION 9.09.       Governing Law; Jurisdiction; Consent
                     to Service of Process ............................    69
SECTION 9.10.       WAIVER OF JURY TRIAL ..............................    69
SECTION 9.11.       Headings ..........................................    69
SECTION 9.12.       Confidentiality ....................................   70
SECTION 9.13.       Interest Rate Limitation ..........................    70
SECTION 9.14.       Effect of Amendment and Restatement ...............    71

SCHEDULES:
---------

Schedule 2.01  -    Commitments
Schedule 3.04  -    Contingent Liabilities
Schedule 3.05  -    Owned or Leased Property
Schedule 3.06  -    Disclosed Matters
Schedule 3.12  -    Subsidiaries
Schedule 3.13  -    Insurance
Schedule 6.01  -    Existing Indebtedness
Schedule 6.02  -    Existing Liens
Schedule 6.04  -    Existing Investments
Schedule 6.09  -    Disclosed Affiliate Transactions
Schedule 6.10  -    Existing Restrictions

EXHIBITS:
--------

Exhibit A   --  Form of Assignment and Acceptance
Exhibit B-1 --  Form of Opinion of Minkin & Snyder, Counsel to Loan Parties
Exhibit B-2 --  Form of Opinion of Debevoise & Plimpton, Counsel to Loan Parties
Exhibit C   --  Form of Guarantee Agreement
Exhibit D   --  Form of Indemnity, Subrogation and Contribution Agreement
Exhibit E   --  Form of Pledge Agreement
Exhibit F   --  Form of Security Agreement
Exhibit G   --  Form of Borrowing Base Certificate

                    AMENDED AND RESTATED CREDIT AGREEMENT
               dated as of July 29, 1998, as amended and restated as of November 30, 1998, among iXL ENTERPRISES, INC., the LENDERS party hereto and THE CHASE MANHATTAN
               BANK, as Administrative Agent.

          The Borrower (such term and the other capitalized terms used herein having the meanings hereinafter provided) and The Chase Manhattan Bank, as sole Lender and as Administrative Agent, have entered into the Credit Agreement dated as of July 29, 1998 (as in effect immediately prior to the date hereof, the "Original Credit Agreement"). The parties hereto desire to amend and restate the Original Credit Agreement in the form hereof in order to provide for the amendment of the definition of "Borrowing Base" and to make certain other related changes as set forth herein. Accordingly, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01. Defined Terms. As used in this Agreement, the following
                        -------------
terms have the meanings specified below:

          "Account" means any right to payment for goods sold or leased or for
           -------
services rendered, whether or not earned by performance.

          "Account Debtor" means, with respect to any Account, the obligor with
           --------------
respect to such Account.

          "Accounts Receivable Subsidiary" means any active, wholly owned
           ------------------------------
operating Subsidiary of the Borrower that is also a Subsidiary Loan Party and is organized under the laws of any state of the United States or any territory thereof or the District of Columbia.

          "Administrative Agent" means The Chase Manhattan Bank, in its capacity
           --------------------
as administrative agent for the Lenders hereunder.

          "Administrative Questionnaire" means an Administrative Questionnaire
           ----------------------------
in a form supplied by the Administrative Agent.

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% . Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Amendment Effective Date" means November 30, 1998.
           ------------------------

          "Applicable Percentage" means, with respect to any Revolving Lender,
           ---------------------
the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

          "Billed Receivable Availability" means 75% of Eligible Billed
           ------------------------------
Accounts Receivable.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America.

          "Borrower" means iXL Enterprises, Inc., a Delaware corporation.
           --------

          "Borrowing" means a group of Loans of the same Class.
           ---------

          "Borrowing Base" means, an amount equal to the sum, without
           --------------
duplication of (i) the Billed Receivable Availability, (ii) the Unbilled Receivable Availability, (iii) 35% of the Computer Equipment Valuation, (iv) 55% of the Video Equipment Valuation and (v) 100% of the Video Library Valuation. The Borrowing Base shall be computed as of the end of each fiscal month; provided that the Borrowing Base in effect at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent, absent any error in such Borrowing Base Certificate. Standards for calculation of the Borrowing Base may be fixed from time to time solely by the Administrative Agent in the exercise of its reasonable judgment, with any changes in such standards to be effective 30 days after delivery of notice thereof to the Borrower.

          "Borrowing Base Certificate" has the meaning assigned to such term in
           --------------------------
Section 5.01(f).

          "Borrowing Request" means a request by the Borrower for a Borrowing in
           -----------------
accordance with Section 2.03.

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required by law to remain closed.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "CB Capital" means CB Capital Investors, L.P.
           ----------

          "CERCLA" means the Comprehensive Environmental Response, Compensation,
           ------
and Liability Act, 42 U.S.C. (S) 9601 et seq.
                                      -- ----

          "Change in Control" means, at any time, (a) the failure by Kelso, the
           -----------------
Designated Affiliates and CB Capital to own, directly or indirectly, beneficially and of record, shares in the aggregate representing at least 51%
of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; provided that in the event any Designated
                               --------
Affiliate (other than Kelso Investment Associates, L.P. and Kelso Equity Partners V, L.P.) shall, at any time after the Effective Date, own, directly or indirectly, beneficially or of record, an amount of shares of capital stock of the Borrower in excess of the amount owned by such Designated Affiliate as of the Effective Date, such Designated Affiliate shall no longer constitute a Designated Affiliate for purposes of this Credit Agreement; (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than Kelso and/or CB Capital, of shares representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated; (d) the acquisition of direct or indirect Control of the Borrower by any Person or group other than Kelso and/or CB Capital; or (e) the acquisition at any time of ownership, directly or indirectly, beneficially and of record, by any Person or group of shares of the Borrower's capital stock that in the aggregate exceed the aggregate number of shares of the Borrower's capital stock owned, directly or indirectly, beneficially and of record by Kelso and CB Capital at such time.

          "CFN" means Consumer Financial Network, Inc., a Delaware corporation.
           ---

          "CFN Subsidiaries" means CFN and its subsidiaries.
           ----------------

          "CFN Wholly owned Period" means the period commencing on the Effective
           -----------------------
Date and ending on the date on which CFN issues an equity interest to a Person other than the Borrower or its Subsidiaries.

          "Change in Law" means (a) the adoption of any law, rule or regulation
           -------------
after the Effective Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Effective Date or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.12(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Effective Date.

          "Class", when used in reference to any Loan or Borrowing, refers to
           -----
whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or

Term Loans and when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment or a Term Commitment.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Collateral" means any and all "Collateral", as defined in any
           ----------
applicable Security Document.

          "Collateral Agent" means the "Collateral Agent", as defined in any
           ----------------
applicable Security Document.

          "Commitment" means a Revolving Commitment or Term Commitment, or any
           ----------
combination thereof (as the context requires).

          "Computer Equipment Valuation" means, at the time of any determination
           ----------------------------
thereof, the net book value of the Borrower's and its Accounts Receivable Subsidiaries' computer equipment (depreciated on a straight-line basis), determined in accordance with GAAP on a basis consistent with the Borrower's historical and current accounting practices. Upon the Borrower's prior consent, which consent shall not be unreasonably withheld, professionals retained by the Collateral Agent may conduct annual appraisals of such computer equipment, provided each such annual appraisal shall utilize appraisal techniques consistent with the appraisal of such computer equipment conducted on behalf of the Collateral Agent prior to the Amendment Effective Date. The Borrower shall pay the fees and expenses of such professionals. For purposes of calculating the Borrowing Base, no computer equipment may be included in the Computer Equipment Valuation unless (i) the Borrower or an Accounts Receivable Subsidiary has good and unencumbered title thereto (subject to Permitted Encumbrances), (ii) the Collateral Agent on behalf of the Secured Parties possesses a valid first priority perfected security interest therein pursuant to the Security Documents and (iii) such equipment is in service at the end of the month for which the Borrowing Base is being determined and is not construction-in-progress.

          "Consolidated EBITDA" means, for any period, Consolidated Net Income
           -------------------
for such period, plus, without duplication and to the extent deducted from
                 ----
revenues in determining Consolidated Net Income, the sum of (a) the aggregate amount of Consolidated Interest Expense for such period, (b) the aggregate amount of letter of credit fees paid during such period, (c) the aggregate amount of income tax expense for such period, (d) all amounts attributable to depreciation and amortization for such period, (e) all extraordinary charges during such period, (f) non-cash expenses resulting from the grant of stock options to management personnel of the Borrower pursuant to a written plan or agreement and (g) non-cash expenses resulting from the write-off of in-process research and development incurred as result of the consummation of a Permitted Acquisition, and minus, without duplication and to the extent added to revenues
                 -----
in determining Consolidated Net Income for such period, all extraordinary gains during such period, all as determined on a consolidated basis with respect to the Borrower and its Subsidiaries in accordance with GAAP.

          "Consolidated Interest Expense" means, for any period, the interest
           -----------------------------
expense, both expensed and capitalized (including the interest component in respect of Capital Lease Obligations), accrued or paid by the Borrower and its Subsidiaries (other than the CFN Subsidiaries) during such period, determined on a consolidated basis in accordance with GAAP.

          "Consolidated Net Income" means, for any period, net income or loss of
           -----------------------
the Borrower and its Subsidiaries (other than the CFN Subsidiaries) for such period determined on a consolidated basis in accordance with GAAP; provided that
                                                                   --------
there shall be excluded (a) the income (or non-cash loss to the extent recorded as a loss on the books of the Borrower) of any Person in which any other Person (other than the Borrower or any Subsidiary (other than the CFN Subsidiaries) or any director holding qualifying shares in compliance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any Subsidiary (other than the CFN Subsidiaries) by such Person (or any cash losses incurred by such Person) during such period and (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary (other than the CFN Subsidiaries) or is merged into or consolidated with the Borrower or any Subsidiary (other than the CFN Subsidiaries) or the date that Person's assets are acquired by the Borrower or any Subsidiary (other than the CFN Subsidiaries).

          "Contributed Capital" means, as of any date of determination, the
           -------------------
aggregate dollar value in accordance with GAAP of any equity capital of the Borrower, in the form of preferred stock or common stock, as of the date of issuance thereof.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

          "Default" means any event or condition that constitutes an Event of
           -------
Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Designated Affiliates" means Kelso Investment Associates V, L.P.,
           ---------------------
Kelso Equity Partners V, L.P., 1996 Connors Family Trust, Richard M. Cyert, Louis and Patricia Kelso Trust, Marquard Family Partnership, LTD, John F. McGillicuddy, Frank T. Nickell Retained Annuity Trust 1296-C-IXL, Michel Rapoport, David M. Roderick, Peter F. Schweinfurth Family Trust and 1996 Wahrhaftig Family Trust.

          "Disclosed Matters" means the actions, suits and proceedings and the
           -----------------
environmental matters disclosed in Schedule 3.06.

          "dollars" or "$" refers to lawful money of the United States of
          ---------
America.

          "Effective Date" means July 29, 1998.
           --------------

          "Eligible Billed Accounts Receivable" means, at the time of any
           -----------------------------------
determination thereof, each Account that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Account (i) has been invoiced and represents the bona fide amounts due to the Borrower or an Accounts Receivable Subsidiary to the purchaser of merchandise or services, in each case in the ordinary course of business of the Borrower or an Accounts Receivable Subsidiary in connection with its trade operations and (ii) is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (m) below or otherwise deemed by the Collateral Agent in good faith to be ineligible for inclusion in the calculation of the Borrowing Base as described below. Without limiting the foregoing, to qualify as an Eligible Billed Account Receivable, an Account shall indicate as sole payee and as sole remittance party the Borrower or any of the Accounts Receivable Subsidiaries. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual returns, discounts, claims, credits or credits pending, charges, price adjustments, freight or finance charges or other allowances (including any amount that the Borrower or an Accounts Receivable Subsidiary, as applicable, may be obligated to rebate to a customer pursuant to the terms of any agreement or understanding (written or oral)), (ii) the aggregate amount of all limits and deductions provided for in this definition and elsewhere in this Agreement and (iii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Borrower or the applicable Subsidiary to reduce the amount of such Account. Unless otherwise approved from time to time in writing by the Administrative Agent, no Account shall be an Eligible Billed Account Receivable if, without duplication:

               (a) the Borrower or an Accounts Receivable Subsidiary does not have sole lawful and absolute title to such Account; or

               (b) it arises out of a sale made by the Borrower or an Accounts Receivable Subsidiary to an Affiliate of the Borrower or any of the Accounts Receivable Subsidiaries in which the Borrower or any officer of the Borrower (or any direct or indirect owner of more than 20% of the Borrower's outstanding common stock) has a 45% or more interest; or

               (c) (i) it is unpaid more than 90 days from the original date of invoice or 60 days from the original due date or (ii) it has been written off the books of the Borrower or an Accounts Receivable Subsidiary or has been otherwise designated on such books as uncollectible; or

               (d) more than 50% in face amount of all Accounts of the same Account Debtor which are in excess of $50,000 are ineligible pursuant to clause (c) above; or

               (e) the Account Debtor (i) has a potential offset in the form of deferred revenue, with the ineligible portion being equal to the lesser of the Account Debtor's (x) deferred revenue balance (calculated in the aggregate and in accordance with GAAP on a basis consistent with the Borrower's historical and current accounting practices) and (y) accounts receivable balance (calculated in the aggregate), (ii) is a creditor of any Loan Party, (iii) has or has asserted a right of set-off against any Loan Party (unless such Account Debtor has entered into a written agreement reasonably acceptable to the Administrative Agent to waive such set-off rights) or (iv) has disputed its liability (whether by chargeback or otherwise) or made any claim with respect to the Account or any other Account of any Loan Party which has not been resolved, in each case, without duplication, to the extent of the amount owed by such Loan

          Party to the Account Debtor, the amount of such actual or asserted right of set-off, or the amount of such dispute or claim, as the case may be; or

               (f) the Account Debtor is insolvent or the subject of any bankruptcy case or insolvency proceeding of any kind; or

               (g) the Account is not payable in Dollars or the Account Debtor is either not incorporated under the laws of the United States of America, any state thereof or the District of Columbia or is located outside or has its principal place of business or substantially all of its assets outside the United States, except to the extent the Account is supported by an irrevocable letter of credit reasonably satisfactory to the Administrative Agent (as to form, substance and issuer) and assigned to and directly drawable by the Collateral Agent; or

               (h) the sale to the Account Debtor is on a bill-and-hold, guaranteed sale, sale-and-return, ship-and-return, extended terms or consignment or other similar basis or made pursuant to any other agreement providing for repurchase or return of any merchandise which has been claimed to be defective or otherwise unsatisfactory; or

               (i) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless the Borrower or the relevant Accounts Receivable Subsidiary duly assigns its rights to payment of such Account to the Collateral Agent pursuant to the Assignment of Claims Act of 1940, as amended, which assignment and related documents and filings shall be in form and substance reasonably satisfactory to the Collateral Agent; or

               (j) the Account does not comply in all material respects with the requirements of all applicable laws and regulations, whether Federal, state or local, including the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board; or

               (k) the Account is subject to any adverse security deposit, retainage or other similar advance made by or for the benefit of the Account Debtor, in each case to the extent thereof; or

               (1) (i) it is not subject to a valid and perfected first priority Lien in favor of the Collateral Agent for the benefit of the Secured Parties, subject to no other Liens other than the Liens (if any) permitted by the Loan Documents or (ii) it does not otherwise conform in all material respects to the representations and warranties contained in the Loan Documents relating to Accounts; or

               (m) as to all or any part of such Account, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason.

          Notwithstanding the foregoing, all Accounts of any single Account Debtor and its Affiliates which, in the aggregate (after subtracting the relevant Account Debtor's deferred revenue balance), exceed 25% of the total amount of all Eligible Billed Accounts Receivable (less the aggregate deferred revenue balance for the Borrower and the Accounts Receivable Subsidiaries as a whole) at the time of any determination shall be deemed not to be Eligible Billed Accounts Receivable to the extent of such excess. In determining the aggregate amount of Accounts from the same Account Debtor that are unpaid more than 90 days from the date of invoice or more than 60 days from the due date pursuant to clause (c) above, there shall be excluded the amount of any net credit balances relating to Accounts with invoice dates more than 90 days prior to the date of determination or more than 60 days from the due date.

          "Eligible Unbilled Accounts" means, at the time of any determination
           --------------------------
thereof, all unbilled Accounts that meet the criteria for Eligible Billed Accounts Receivable, with the exception that (x) unbilled Accounts will not be considered Eligible Unbilled Accounts if aged over 90 days from the date of creation and (y) the "extended terms" provision in clause (h) of the definition of Eligible Billed Accounts Receivable shall not apply.

          "Environmental Laws" means all laws, rules, regulations, codes,
           ------------------
ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the handling, treatment, storage, disposal, Release or threatened Release of any Hazardous Material or to health and safety matters.

          "Environmental Liability" means any liability, contingent or otherwise
           -----------------------
(including, but not limited to, any liability for damages, natural resource damage, costs of environmental remediation, administrative oversight costs, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

          "ERISA Event" means (a) any "reportable event", as defined in
           -----------
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Event of Default" has the meaning assigned to such term in Article
           ----------------
VII.

          "Excluded Taxes" means, with respect to the Administrative Agent, any
           --------------
Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction (or any political subdivision thereof or taxing authority therein) in which the Borrower, or, in the case of any Lender, its applicable lending office, is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.16(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.14(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.14(a).

          "Federal Funds Effective Rate" means, for any day, the weighted
           ----------------------------
average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Officer" means the chief financial officer, principal
           -----------------
accounting officer, treasurer or controller of the Borrower.

          "Foreign Lender" means any Lender that is organized under the laws of
           --------------
a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "Foreign Subsidiary" means any Subsidiary that is organized under the
           ------------------
laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America.

          "Governmental Authority" means the government of the United States of
           ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee" of or by any Person (the "guarantor") means any
           ---------                            ----------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or
                   ---------------
indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment
of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term "Guarantee" shall not include
                            --------
endorsements for collection or deposit in the ordinary course of business.

          "Guarantee Agreement" means the Guarantee Agreement, substantially in
           -------------------
the form of Exhibit C, made by the Subsidiary Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties.

          "Hazardous Materials" means all explosive or radioactive substances or
           -------------------
wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law, including any material listed as a hazardous substance under
Section 101(14) of CERCLA.

          "Hedging Agreement" means any interest rate protection agreement,
           -----------------
foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.
           -----------------

          "Indemnity Subrogation and Contribution Agreement" means the
           -------------------------------------------------
Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit D, among the Loan Parties and the Administrative Agent.

          "Interest Payment Date" means, with respect to any Loan, the last day
           ---------------------
of each March, June, September and December.

          "Issuing Bank" means The Chase Manhattan Bank, in its capacity as the
           ------------
issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.04(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

          "Joint Venture" means, as to a Person, any corporation, partnership or
           -------------
other legal entity or arrangement in which such Person has any direct or indirect equity interest (or owns securities convertible into such an equity interest) and that is not a subsidiary of such Person.

          "Kelso" means Kelso & Company, L.P., a Delaware limited partnership.
           -----

          "Kelso Advisory Agreement" means that certain Advisory Agreement dated
           ------------------------
April 30, 1996, between Kelso and the Borrower.

          "LC Availability Period" means the period from and including the
           ----------------------
second Business Day following the Amendment Effective Date to but excluding the earlier of (a) the date that is five Business Days prior to the Revolving Maturity Date and (b) the date of termination of the Revolving Commitments.

          "LC Disbursement" means a payment made by the Issuing Bank pursuant to
           ---------------
a Letter of Credit.

          "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn
           -----------
amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

          "Lenders" means the Persons listed on Schedule 2.01 and any other
           -------
Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

          "Letter of Credit" means any letter of credit issued pursuant to this
           ----------------
Agreement.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of
           ----
trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Loan Documents" means this Agreement, the Guarantee Agreement, the
           --------------
Indemnity, Subrogation and Contribution Agreement and the Security Documents.

          "Loan Parties" means the Borrower and the Subsidiary Loan Parties.
           ------------

          "Loans" means the loans made by the Lenders to the Borrower pursuant
           -----
to this Agreement.

          "Margin Stock" has the meaning assigned to such term in Regulation U.
           ------------

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document or (c) the rights of or benefits available to the Lenders under any Loan Document.

          "Material Indebtedness" means Indebtedness (other than the Loans and
           ---------------------
Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $1,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any of its Subsidiaries in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Multiemployer Plan" means a multiemployer plan as defined in Section
           ------------------
4001(a)(3) of ERISA.

          "Net Proceeds" means, with respect to any event (a) the cash proceeds
           ------------
received by the Borrower and the Subsidiary Loan Parties in respect of such event, including any cash received in respect of any non-cash proceeds, but only as and when received, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by the Borrower and the Subsidiary Loan Parties to third parties (other than to the Borrower or a Subsidiary) in connection with such event, (ii) the amount of all payments required to be made by the Borrower and the Subsidiary Loan Parties as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower and the Subsidiary Loan Parties, and the amount of any reserves established by the Borrower and its Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower). In the case of Net Proceeds denominated in a currency other than dollars, the amount of such Net Proceeds shall be the dollar equivalent thereof based upon the exchange rates prevailing at the time.

          "Obligations" has the meaning assigned to such term in the Security
           -----------
Agreement.

          "Other Taxes" means any and all current or future stamp or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and
           ----
defined in ERISA and any successor entity performing similar functions.

          "Perfection Certificate" means a certificate in the form of Annex 1 to
           ----------------------
the Security Agreement or any other form approved by the Collateral Agent.

          "Permitted Acquisition" means any acquisition of all or substantially
           ---------------------
all the assets of, or all the shares or other equity interests in, a Person or division or line of business of a Person if, immediately after giving effect thereto, (a) no Default has occurred and is continuing or would result therefrom, (b) all transactions related thereto are consummated in accordance with applicable laws, (c) in the case of an acquisition of shares or other equity interests in a Person, 100% of the capital stock of or other equity interests in such Person, and any other Subsidiary resulting from such acquisition, shall be owned directly by the Borrower or a Subsidiary Loan Party and all actions required to be taken, if any, with respect to each Subsidiary resulting from such acquisition under Sections 5.11 and 5.12 have been taken,
(d) the Borrower and its consolidated Subsidiaries (other than the CFN Subsidiaries) are in compliance, on a pro forma basis after giving effect to such acquisition, with the covenants contained in Sections 6.13 and 6.14 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available as if such acquisition had occurred on the first day of each relevant period for testing such compliance and (e) the Borrower has delivered to the Administrative Agent an officer's certificate to the effect set forth in clauses (a), (b), (c) and (d) above, together with all relevant financial information for the business or entity being acquired.

          "Permitted CFN Indebtedness" means unsecured Indebtedness of any of
           --------------------------
the CFN Subsidiaries in respect of debt securities that (a) mature at least one year after, and do not require any scheduled payment of principal or any mandatory redemption or prepayment (or any right on the part of the holder thereof to require any payment) of principal, in each case prior to the date one year after, the later of the Revolving Maturity Date and the Term Maturity Date,
(b) are not Guaranteed by any Loan Party or any Foreign Subsidiary and (c) are subordinated to the Borrower's Obligations on terms and conditions reasonably satisfactory to the Required Lenders.

          "Permitted Encumbrances" means:
           ----------------------

          (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.05;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.05;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations and deposits made in the ordinary course of business and securing liability to insurance providers;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

          (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

          (g) any interest of a landlord in or to property of the tenant imposed by law, arising in the ordinary course of business and securing lease obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.05, or any possessory rights of a lessee to the leased property under the provisions of any lease permitted by the terms of this Agreement; and

          (h) Liens of a collection bank arising in the ordinary course of business under (S) 4-208 of the Uniform Commercial Code in effect in the relevant jurisdiction;

provided that the term "Permitted Encumbrances" shall not include any Lien
--------
securing Indebtedness.

          "Permitted Preferred Stock" means any class of preferred stock of the
           -------------------------
Borrower (a) the terms and conditions of which are reasonably satisfactory in all material respects to the Required Lenders or (b) that does not materially conflict with or is more restrictive than the terms under the Loan Documents or include any of the following terms: (i) current pay dividend requirements prior to the date six months following the later of the Revolving Maturity Date and the Term Maturity Date, (ii) repayment or redemption requirements (other than at the sole option of the Borrower) prior to the date six months following the later of the Revolving Maturity Date and the Term Maturity Date, (iii) provisions that provide for the exchange or conversion of such preferred stock with or into Indebtedness prior to the date six months following the later of the Revolving Maturity Date and the Term Maturity Date or (iv) other terms similar to or consistent with terms included in documents, instruments or agreements in respect of Indebtedness.

          "Permitted Subordinated Indebtedness" means unsecured Indebtedness of
           -----------------------------------
the Borrower in respect of debt securities that (a) mature at least one year after, and do not require any scheduled payment of principal or any mandatory redemption or prepayment (or any right on the part of the holder thereof to require any payment) of principal, in each case prior to the date one year after, the later of the Revolving Maturity Date and the Term Maturity Date, (b) are not Guaranteed by any Subsidiary Loan Party or any Foreign Subsidiary, (c) are subordinated to the Borrower's Obligations on terms and conditions reasonably satisfactory to the Required Lenders, (d) are issued for cash consideration, the net proceeds of which are invested in the Borrower and (e) have terms and conditions that are reasonably satisfactory in all material respects to the Required Lenders.

          "Permitted Investments" means:
           ---------------------

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 365 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause
     (c) above; and

          (e) shares of funds registered under the Investment Company Act of 1940, as amended, that have assets of at least $500,000,000 and invest only in obligations described in clauses (a) through (c) above to the extent that such shares are rated by Moody's or S&P in one of the two highest rating categories assigned by such agency for shares of such nature.

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity .

          "Plan" means any employee pension benefit plan (other than a
           ----
Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any of its ERISA Affiliates is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement" means the Pledge Agreement, substantially in the
           ----------------
form of Exhibit E, among the Loan Parties and the Collateral Agent for the benefit of the Secured Parties.

          "Prepayment Event" means any sale, transfer or other disposition
           ----------------
(including pursuant to a sale and lease-back transaction) of any property or asset of the Borrower or any of the Subsidiary Loan Parties, other than dispositions described in clauses (a) and (b) of Section 6.05; provided that, if
                                                               --------
the Borrower shall deliver a certificate of a Financial Officer to the Administrative Agent at the time of such event (i) setting forth the intent of the Borrower or one of the Subsidiary Loan Parties to use the Net Proceeds of such event to acquire other assets to be used in a line of business of the type conducted by the Borrower and the Subsidiary Loan Parties as of the Effective Date within 365 days of receipt of such Net Proceeds and (ii) certifying that no Default has occurred and is continuing, then such event shall not constitute a Prepayment Event except to the extent the Net Proceeds therefrom are not so used at the end of such 365-day period, at which time such event shall be deemed a Prepayment Event with Net Proceeds equal to the Net Proceeds so remaining unused.

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Register" has the meaning set forth in Section 9.04.
           --------

          "Regulation U" means Regulation U of the Board as from time to time in
           ------------
effect and all official rulings and interpretations thereunder or thereof.

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Release" has the meaning set forth in Section 101(22) of CERCLA.
           -------

          "Required Lenders" means, at any time, Lenders having Revolving
           ----------------
Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time.

          "Restricted Payment" means any dividend or other distribution (whether
           ------------------
in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any such shares of capital stock of the Borrower or any of its Subsidiaries or any option, warrant or other right to acquire any such shares of capital stock of the Borrower or any of its Subsidiaries.

          "Revolving Availability Period" means the period from and including
           -----------------------------
the second Business Day following the Amendment Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

          "Revolving Commitment" means, with respect to each Lender, the
           --------------------
commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to
Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Commitments is $10,000,000.

          "Revolving Exposure" means, with respect to any Lender at any time,
           ------------------
the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure at such time.

          "Revolving Lender" means a Lender with a Revolving Commitment or, if
           ----------------
the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

          "Revolving Loan" means a Loan made pursuant to clause (b) of Section
           --------------
2.01.

          "Revolving Maturity Date" means June 30, 2001.
           -----------------------

          "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-
           ---
Hill Companies, Inc.

          "Secured Parties" has the meaning assigned to such term in the
           ---------------
Security Agreement.

          "Security Agreement" means the Security Agreement, substantially in
           ------------------
the form of Exhibit F, among the Loan Parties and the Collateral Agent for the benefit of the Secured Parties.

          "Security Documents" means the Security Agreement, the Pledge
           ------------------
Agreement and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.11 or 5.12 to secure any of the Obligations.

          "Subsidiary" means, with respect to any Person (the "parent") at any
           ----------                                          ------
date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means any subsidiary of the Borrower.
           ----------

          "Subsidiary Loan Party" means any Subsidiary of the Borrower other
           ---------------------
than (a) the CFN Subsidiaries and (b) any Foreign Subsidiaries.

          "Taxes" means any and all present or future taxes, levies, imposts,
           -----
duties, deductions, charges or withholdings imposed by any Governmental
Authority.

          "Tax Sharing Agreement" means, with respect to any Person, an
           ---------------------
agreement between such Person and its direct or indirect parent entities and its direct or indirect subsidiaries to the effect that such parties will make payments between themselves such that, with respect to any period, the amount of taxes to be paid by such Person generally will be determined as though such Person were to file separate federal, state and local income tax returns.

          "Term Commitment" means, with respect to each Lender, the commitment,
           ---------------
if any, of such Lender to make a Term Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section
9.04. The initial amount of each Lender's Term Commitment is set forth on
Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Term Commitment, as applicable. The initial aggregate amount of the Lenders' Term Commitments is $10,000,000.

          "Term Lender" means a Lender with a Term Commitment or an outstanding
           -----------
Term Loan.

          "Term Loan" means a Loan made pursuant to clause (a) of Section 2.01.
           ---------

          "Term Maturity Date" means June 30, 2001.
           ------------------

          "Total Debt" means, as of any date of determination, without
           ----------
duplication, the aggregate principal amount of Indebtedness of the Borrower and its Subsidiaries (other than the CFN Subsidiaries) outstanding as of such date and net of any cash or cash equivalents held by the Borrower and such Subsidiaries (other than the CFN Subsidiaries), determined on a consolidated basis in accordance with GAAP (other than Indebtedness of the type referred to in clause (h) of the definition of the term "Indebtedness", except to the extent of any unreimbursed drawings thereunder).

          "Transactions" means the execution, delivery and performance by each
           ------------
Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

          "Unbilled Receivable Availability" means the lesser of (a) 60% of
           --------------------------------
Eligible Unbilled Accounts and (b) 75% of the Billed Receivable Availability.

          "Video Equipment Valuation" means, at the time of any determination
           -------------------------
thereof, the net book value of the Borrower's and its Accounts Receivable Subsidiaries' video equipment (depreciated on a straight-line basis), determined in accordance with GAAP on a basis consistent with the Borrower's historical and current accounting practices. Upon the Borrower's prior consent, which consent shall not be unreasonably withheld, professionals retained by the Collateral Agent may conduct annual appraisals of such video equipment, provided each such annual appraisal shall utilize appraisal techniques consistent with the appraisal of such video equipment conducted on behalf of the Collateral Agent prior to the Amendment Effective Date. The Borrower shall pay the fees and expenses of such professionals. For purposes of calculating the Borrowing Base, no video equipment may be included in the Video Equipment Valuation unless (i) the Borrower or an Accounts Receivable Subsidiary has good and unencumbered title thereto (subject to Permitted Encumbrances), (ii) the Collateral Agent on behalf of the Secured Parties possesses a valid first priority perfected security interest therein pursuant to the Security Documents and (iii) such equipment is in service at the end of the month for which the Borrowing Base is being determined and is not construction-in-progress.

          "Video Library Valuation" means, at the time of any determination
           -----------------------
thereof, the value of the Borrower's and its Accounts Receivable Subsidiaries' video library as determined by the most recent fixed asset appraisal (excluding any portion thereof that has been sold or otherwise disposed of since such appraisal). Upon the Borrower's prior consent, which consent shall not be unreasonably withheld, professionals retained by the Collateral Agent may conduct annual appraisals of such video library, provided each such annual appraisal shall utilize appraisal techniques consistent with the appraisal of such video library conducted on behalf of the Collateral Agent prior to the Amendment Effective Date. The Borrower shall pay the fees and expenses of such professionals. For purposes of calculating the Borrowing Base, no part of the video library may be included in the Video Library Valuation unless (i) the Borrower or an Accounts Receivable Subsidiary has good and unencumbered title thereto (subject to Permitted Encumbrances or any licenses or sublicenses to third parties) and (ii) the Collateral Agent on behalf of the Secured Parties possesses a valid first priority perfected security interest therein pursuant to the Security Documents.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a
           --------------------
result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02. Classification of Loans and Borrowings. For purposes of
                        --------------------------------------
this Agreement, Loans may be classified and referred to by Class (e.g., a
                                                                  ----
"Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing").
 ----

          SECTION 1.03. Terms Generally. The definitions of terms herein shall
                        ---------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 1.04. Accounting Terms: GAAP. Except as otherwise expressly
                        ----------------------
provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided
                                                                   --------
that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.


                                  ARTICLE II

                                  The Credits
                                  -----------

          SECTION 2.01. Commitments. Subject to the terms and conditions set
                        -----------
forth herein, each Lender agrees (a) to make a Term Loan to the Borrower on the Effective Date in a principal amount not exceeding its Term Commitment and (b) to make Revolving Loans to the Borrower from time to time during the Revolving

Availability Period in an aggregate principal amount that will not result in (i) such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment or
(ii) the sum of the Revolving Exposures and the Term Loans at any time exceeding the Borrowing Base then in effect. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid in respect of the Term Loans may not be reborrowed.

          SECTION 2.02. Loans and Borrowings. (a) Each Loan shall be made as
                        --------------------
part of a Borrowing consisting of Loans of the same Class made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the
                                                       --------
Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) At the time that each Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $200,000; provided that a Revolving Borrowing may be in an aggregate
                    --------
amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(e). Borrowings of more than one Class may be outstanding at the same time.

          SECTION 2.03. Requests for Borrowings. To request a Borrowing, the
                        -----------------------
Borrower shall notify the Administrative Agent of such request by telephone not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that any such notice of a Revolving Borrowing
                        --------
to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

          (i) whether the requested Borrowing is to be a Revolving Borrowing or Term Borrowing;

          (ii)  the aggregate amount of such Borrowing;

          (iii) the date of such Borrowing, which shall be a Business Day; and

          (iv) the location and number of the account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          SECTION 2.04. Letters of Credit. (a) General. Subject to the terms and
                        -----------------      -------
conditions set forth herein, the Borrower may request the issuance of Letters of

Credit for its account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the LC Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

          (b)  Notice of Issuance, Amendment, Renewal, Extension; Certain
               ----------------------------------------------------------
Conditions. To request the issuance of a Letter of Credit (or the amendment,
----------
renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $3,000,000, (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments and
(iii) the sum of the total Revolving Exposures and the Term Loans shall not exceed the Borrowing Base then in effect.

          (c)  Expiration Date. Each Letter of Credit shall expire at or prior
               ---------------
to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

          (d)  Participations. By the issuance of a Letter of Credit (or an
               --------------
amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any

Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

          (e)  Reimbursement. If the Issuing Bank shall make any LC Disbursement
               -------------
in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that,
                                                                 --------
if such LC Disbursement is not less than $200,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section
2.03 that such payment be financed with a Revolving Borrowing in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting Revolving Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in
Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders),
       ------- --------
and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of Revolving Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

          (f)  Obligations Absolute. The Borrower's obligation to reimburse LC
               --------------------
Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of set-off against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the
              --------
Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

          (g)  Disbursement Procedures. The Issuing Bank shall, promptly
               -----------------------
following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or
                                         --------
delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

          (h)  Interim Interest. If the Issuing Bank shall make any LC
               ----------------
Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to Revolving Loans; provided
                                                                        --------
that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.11(b) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

          (i)  Replacement of the Issuing Bank. The Issuing Bank may be replaced
               -------------------------------
at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to
Section 2.10(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

          (j)  Cash Collateralization. If any Event of Default shall occur and
               ----------------------
be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 51% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date attributable to all Letters of Credit issued for the account of the Borrower plus any accrued and unpaid interest thereon; provided that the
                                                       --------
obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII. The Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.09(b), and any such cash collateral so deposited and held by the Administrative Agent hereunder shall constitute part of the Borrowing Base for purposes of determining compliance with Section 2.09(b). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 51% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.09(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return.

the Borrower would remain in compliance with Section 2.09(b) and no Default shall have occurred and be continuing.

          SECTION 2.05. Funding of Borrowings. (a) Each Lender shall make each
                        ---------------------
Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request; provided that Revolving Loans made to finance the reimbursement of an LC
--------
Disbursement as provided in Section 2.04(e) shall be remitted by the Administrative Agent to the Issuing Bank.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to Loans pursuant to Section 2.11(a). If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.06. Termination and Reduction of Commitments.
                        ----------------------------------------
(a) Unless previously terminated, (i) the Term Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date and (ii) the Revolving Commitments shall terminate on the Revolving Maturity Date.

          (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the
                                      --------
Commitments of any Class shall be in an amount that is an integral multiple of $100,000 and not less than $1,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.09, the sum of the Revolving Exposures would exceed the total Revolving Commitments.

          (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable;

provided that a notice of termination of the Revolving Commitments delivered by
--------
the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

          SECTION 2.07. Repayment of Loans; Evidence of Debt. (a) The Borrower
                        ------------------------------------
hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of (i) each Revolving Loan held by such Lender on the Revolving Maturity Date and (ii) each Term Loan held by such Lender as provided in Section 2.08.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder and the Class thereof,
(ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (d)  The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be prima facie evidence of the existence and
                                    ----- -----
amounts of the obligations recorded therein; provided that the failure of any
                                             --------
Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with the terms of this Agreement.

          (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.08. Amortization of Term Loans. (a) Subject to adjustment
                        --------------------------
pursuant to paragraph (c) of this Section, the Borrower shall repay Term

Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date:

          Date                                    Amount
          ----                                    ------
          September 30, 1998                  $   50,000
          December 31, 1998                       50,000
          March 31, 1999                          50,000
          June 30, 1999                           50,000
          September 30, 1999                      50,000
          December 31, 1999                       50,000
          March 31,2000                           50,000
          June 30, 2000                           50,000
          September 30, 2000                      50,000
          December 31, 2000                       50,000
          March 31, 2001                          50,000
          June 30, 2001                        9,450,000

          (b) To the extent not previously paid, all Term Loans shall be due and payable on the Term Maturity Date.

          (c) If the initial aggregate amount of the Lenders' Term Commitments exceeds the aggregate principal amount of Term Loans that are made on the Effective Date, then the scheduled repayments of Term Borrowings to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess. Any prepayment of a Term Borrowing shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings to be made pursuant to this Section ratably.

          (d) Each repayment of Term Borrowings shall be applied ratably to the outstanding Term Loans. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

          SECTION 2.09. Prepayment of Loans. (a) The Borrower shall have the
                        -------------------
right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

          (b) In the event and on such occasion that the sum of the Revolving Exposures and the Term Loans exceeds the Borrowing Base, the Borrower shall prepay Revolving Borrowings (or, if no such Borrowings are outstanding, prepay Term Borrowings or deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.04(j)) in an aggregate amount equal to such excess.

          (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary Loan Party in respect of any Prepayment Event, the Borrower shall, immediately after such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to such Net Proceeds.

          (d) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment of a Borrowing hereunder not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the Class and principal amount of Borrowings to be prepaid; provided that, if a notice of optional prepayment is given in connection with a
--------
conditional notice of termination of the Revolving Commitments as contemplated by Section 2.06, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.06. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing as provided in Section 2.02. Each prepayment of a Borrowing of either Class shall be applied ratably to the outstanding Loans of such Class. Prepayments shall be accompanied by accrued interest to the extent required by
Section 2.11.

          SECTION 2.10. Fees. (a) The Borrower agrees to pay to the
                        ----
Administrative Agent for the account of each Lender a commitment fee, which shall accrue at a rate of 0.50% per annum on the average daily unused amount of the Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the Effective Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender.

          (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate per annum of 4.00% on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at a rate of 0.25% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees
                                                   --------
shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

          (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

          SECTION 2.11. Interest. (a) The Loans shall bear interest at a rate
                        --------
per annum equal to 2.00% plus the Alternate Base Rate.

          (b) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to 2% plus the rate otherwise applicable to the Loans as provided in paragraph (a) of this Section.

          (c) Accrued interest on each Loan shall be payable in arrears (i) on each Interest Payment Date and (ii) in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (A) interest accrued
                                          --------
pursuant to paragraph (b) of this Section shall be payable on demand and (B) in the event of any repayment or prepayment of any Loan (other than a prepayment of a Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

          (d) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.12. Increased Costs. (a) If any Change in Law shall:
                        ---------------

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or the Issuing Bank; or

          (ii) impose on any Lender or the Issuing Bank any other condition affecting this Agreement or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower agrees to pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

          (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower agrees to pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

          (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt by the Borrower thereof.

          (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided
                                                                       --------
that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change
                                          -------- -------
in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.13. Break Funding Payments. In the event of the failure to
                        ----------------------
borrow or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto, then, in any such event, the Borrower agrees to compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt by the Borrower thereof.

          SECTION 2.14. Taxes. (a) Any and all payments by or on account of any
                        -----
obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified
       --------
Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Borrower agrees to pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) The Borrowers indemnifies the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Each Foreign Lender, and any Issuing Bank that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code (together with the Foreign Lenders, the "Non-U.S. Lenders"), shall deliver to the Borrower (with a copy to the Administrative Agent) two copies of either United States Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or reduced rate of, U.S. Federal withholding tax on payments by the Borrower under this Agreement or any other Loan Document. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement or designates a new lending office. In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence, expiration or invalidity of any form previously delivered by such Non-U.S. Lender. Notwithstanding any other provision of this Section 2.14, a Non-U.S. Lender shall not be required to deliver any form pursuant to this
Section 2.14(e) that such Non-U.S. Lender is not legally able to deliver.

          SECTION 2.15. Payments Generally: Pro Rata Treatment: Sharing of Set-
                        -------------------------------------------------------
offs. (a) The Borrower shall make each payment required to be made by it
----
hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.12,
2.13 or 2.14, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.12, 2.13, 2.14 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

          (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

          (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term and participations in LC Disbursements; provided that (i) if any such
                  --------
participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

          (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(d) or (e), 2.05(b), 2.15(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

          SECTION 2.16. Mitigation Obligations: Replacement of Lenders.
                        ----------------------------------------------
(a) If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental

Authority for the account of any Lender pursuant to Section 2.14, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in
Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower
                                              --------
shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

          The Borrower represents and warrants to the Lenders that:

          SECTION 3.01. Organization: Powers. Each of the Borrower and its
                        --------------------
Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          SECTION 3.02. Authorization: Enforceability. The Transactions to be
                        -----------------------------
entered into by each Loan Party are within such Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.03. Governmental Approvals: No Conflicts. The Transactions
                        ------------------------------------
(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, except such violations or defaults which, individually and in the aggregate, would not be reasonably likely to result in a Material Adverse Effect, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens created under the Loan Documents.

          SECTION 3.04. Financial Condition: No Material Adverse Change.
                        -----------------------------------------------
(a) The Borrower has heretofore furnished to the Lenders its (i) consolidated balance sheet and statements of income, stockholders equity and cash flows (A) as of and for the fiscal year ended December 31, 1997, reported on by Price Waterhouse LLP, independent public accountants, (B) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 1998, certified by its chief financial officer and (ii) consolidated balance sheet and statements of income and stockholders equity as of and for any month and the portion of the fiscal year ended on the last day of such month that has been completed during the fiscal quarter ended June 30, 1998, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clauses (ii) and (iii) above.

          (b) The Borrower has heretofore furnished to the Lenders its pro forma consolidated balance sheet as of March 31, 1998, prepared giving effect to the Transactions as if the Transactions had occurred on such date. Such pro forma consolidated balance sheet (i) has been prepared in good faith (which assumptions are believed by the Borrower to be reasonable), (ii) is based on the best information available to the Borrower after due inquiry, (iii) accurately reflects all material adjustments necessary to give effect to the Transactions and (iv) presents fairly, in all material respects, the pro forma financial position of the Borrower and its consolidated Subsidiaries as of March 31, 1998 as if the Transactions had occurred on such date.

          (c) Except as disclosed on Schedule 3.04 or in the financial statements referred to above or the notes thereto and except for the Disclosed Matters, after giving effect to the Transactions, none of the Borrower or any of its Subsidiaries has, as of the Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

          (d) Since December 31, 1997, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole.

          SECTION 3.05. Properties. (a) Each of the Borrower and its
                        ----------
Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

          (b) Each of the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          (c) Schedule 3.05 sets forth the address of each real property that is owned or leased by the Borrower or any of its Subsidiaries as of the Effective Date after giving effect to the Transactions.

          SECTION 3.06. Litigation and Environmental Matters. (a) There are no
                        ------------------------------------
actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

          (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of the Borrower or its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or
(iv) knows of any basis for any Environmental Liability.

          (c) Since the Effective Date, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

          SECTION 3.07. Compliance with Laws and Agreements. Each of the
                        -----------------------------------
Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

          SECTION 3.08. Investment and Holding Company Status. None of the
                        -------------------------------------
Borrower or any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          SECTION 3.09. Taxes. Each of the Borrower and its Subsidiaries has
                        -----
timely filed or caused to be filed all Tax returns or extensions and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably
                        -----
expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No.87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $500,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No.87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $500,000 the fair market value of the assets of all such underfunded Plans.

          SECTION 3.11. Disclosure. The Borrower has disclosed to the Lenders
                        ----------
all agreements, instruments and corporate or other restrictions to which the Borrower or any of its Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to
                                            --------
projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          SECTION 3.12. Subsidiaries. Schedule 3.12 sets forth the name of, and
                        ------------
the direct or indirect ownership interest of the Borrower in, each direct and indirect Subsidiary of the Borrower and identifies each such Subsidiary that is a Subsidiary Loan Party, in each case as of the Effective Date.

          SECTION 3.13. Insurance. Schedule 3.13 sets forth a description of all
                        ---------
insurance maintained by or on behalf of the Borrower and its Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance have been paid in accordance with their terms.

          SECTION 3.14. Labor Matters. As of the Effective Date, there are no
                        -------------
strikes, lockouts or slowdowns against the Borrower or any of its Subsidiaries pending or, to the knowledge of the Borrower, threatened. The hours worked by and payments made to employees of the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters except where any such violations, individually or in the aggregate, could not be reasonably expected to result in a Material Adverse Effect. All payments due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Subsidiary is bound.

          SECTION 3.15. Solvency. Immediately after the consummation of the
                        --------
Transactions to occur on the Effective Date and immediately following the making of each Loan made on the Effective Date and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date.

          SECTION 3.16. Security Documents. (a) The Pledge Agreement is
                        ------------------
effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when the Collateral is delivered to the Collateral Agent, the Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgor thereunder in such Collateral, in each case prior and superior in right to any other person.

     (b) The Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when financing statements in appropriate form are filed in the offices specified pursuant to the Perfection Certificate, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral (other than the Intellectual Property (as defined in the Security Agreement), in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 6.02.

     (c) When the Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property (as defined in the Security Agreement) in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the Loan Parties after the Effective Date).

          SECTION 3.17. Year 2000. Any reprogramming required to permit the
                        ---------
proper functioning, in and following the year 2000, of (i) the computer systems of the Borrower and its Subsidiaries and (ii) equipment containing embedded microchips (including, to the Borrower's knowledge, systems and equipment supplied by others or, such material systems or equipment with which the systems of the Borrower and its Subsidiaries interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed in all material respects by June 30, 1999. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and its Subsidiaries (including reprogramming errors and, to the Borrower's knowledge, the failure of the systems or equipment of others material to the Borrower or its Subsidiaries) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be sufficient to permit the Borrower to conduct its business without a Material Adverse Effect.

                                  ARTICLE IV

                                  Conditions
                                  ----------

          SECTION 4.01. Effective Date. The obligations of the Lenders to make
                        --------------
Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

          (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of each of (i) Minkin & Snyder, counsel for the Loan Parties, substantially in the form of Exhibit B-1, and (ii) Debevoise & Plimpton, counsel for the Loan Parties, substantially in the form of Exhibit B-2, and in each case covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions.

          (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the

     Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

          (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

          (f) The Administrative Agent shall have received counterparts of the Pledge Agreement signed on behalf of each Loan Party, together with stock certificates representing all the outstanding shares of capital stock of each Subsidiary of the Borrower (other than IXL-London, LTD. and IXL-Madrid S.A.) owned by or on behalf of any Loan Party as of the Effective Date after giving effect to the Transactions (except that such delivery of stock certificates representing shares of common stock of a Foreign Subsidiary may be limited to 65% of the outstanding shares of common stock of such Foreign Subsidiary), promissory notes evidencing all intercompany Indebtedness owed to any Loan Party by the Borrower or any Subsidiary as of the Effective Date after giving effect to the Transactions and stock powers and instruments of transfer, endorsed in blank, with respect to such stock certificates and promissory notes.

          (g) The Administrative Agent shall have received counterparts of the Security Agreement signed on behalf of each Loan Party, together with the following:

               (i) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement; and

               (ii) a completed Perfection Certificate dated the Effective Date and signed by a Financial Officer and Legal Officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been released.

          (h) The Administrative Agent shall have received (i) counterparts of the Guarantee Agreement signed on behalf of each Loan Party and each CFN

     Subsidiary and (ii) counterparts of the Indemnity, Subrogation and Contribution Agreement signed on behalf of each Loan Party.

          (i) The Administrative Agent shall have received evidence satisfactory to it that the insurance required by Section 5.07 is in effect.

          (j) The Lenders shall be reasonably satisfied as to the amount and nature of any Environmental Liabilities to which the Borrower and its Subsidiaries may be subject, and the plans of the Borrower with respect thereto, after giving effect to the Transactions and the consummation of the other transactions contemplated hereby.

          (k) The Lenders shall be reasonably satisfied with the sufficiency of amounts available under this Agreement to meet the ongoing working capital requirements of the Borrower following the Transactions and the consummation of the other transactions contemplated hereby.

          (l) After giving effect to the Transactions, none of the Borrower and its Subsidiaries (other than the CFN Subsidiaries) shall have outstanding any shares of preferred stock (other than the Borrower's Class A Preferred Stock, Class B Preferred Stock and Class C Preferred Stock, outstanding as of the Effective Date) or any Indebtedness, other than Indebtedness incurred under the Loan Documents.

          (m) None of the Borrower and its Subsidiaries are obligated to pay any fee to any Affiliate or third party in respect of management, consulting or similar services other than the advisory fees payable to Kelso pursuant to the Kelso Advisory Agreement.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., New York City time, on August 5, 1998 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

          SECTION 4.02. Each Credit Event. The obligation of each Lender to make
                        -----------------
a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

          (a) The representations and warranties of each Loan Party and CFN Subsidiary set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

          (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and
(b) of this Section.

                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

          SECTION 5.01. Financial Statements and Other Information. The Borrower
                        ------------------------------------------
will furnish to the Administrative Agent and each Lender:

          (a) within 90 days after the end of each fiscal year of the Borrower, its audited consolidated and unaudited consolidating balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Price Waterhouse Coopers LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) within 30 days after the end of each of the first two fiscal months of each fiscal quarter of the Borrower, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as presenting in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (d) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.13 and 6.14 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Borrower's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

          (e) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

          (f) on the Amendment Effective Date (as of the end of the most recent calendar month ended prior to the Amendment Effective Date) and within 20 days after the end of each calendar month ended thereafter (and, if requested by the Administrative Agent at any other time when the Administrative Agent reasonably believes that the then-existing Borrowing Base is materially inaccurate, as soon as reasonably available but no later than 10 days after the request), a completed Borrowing Base Certificate in the form of Exhibit G calculating and certifying the Borrowing Base as of the last day of such calendar month (or as of such other requested date, as the case may be), with supporting documentation (including, without limitation, the documentation described in Schedule 1 to the Borrowing Base Certificate), in each case signed on behalf of the Borrower by a Financial Officer thereof and certified as being complete and correct in all material respects;

          (g) at least 30 days prior to the commencement of each fiscal year of the Borrower, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year) and, promptly when available, any significant revisions of such budget;

          (h) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any of its Subsidiaries with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be; and

          (i) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Subsidiaries, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

          SECTION 5.02. Notices of Material Events. The Borrower will furnish to
                        ---------- ---------------
the Administrative Agent and each Lender prompt written notice of the following:

          (a)  the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $500,000; and

          (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03. Information Regarding Collateral. (a) The Borrower will
                        --------------------------------
furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility),
(iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Borrower also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

          (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of Section 5.01, the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer (i) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform

Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Security Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

          SECTION 5.04. Existence; Conduct of Business. The Borrower will, and
                        ------------------------------
will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation,
--------
liquidation or dissolution permitted under Section 6.03.

          SECTION 5.05. Payment of Obligations. The Borrower will, and will
                        ----------------------
cause each of its Subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.06. Maintenance of Properties. The Borrower will, and will
                        -------------------------
cause each of its Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          SECTION 5.07. Insurance. The Borrower will, and will cause each of its
                        ---------
Subsidiaries to, maintain, with financially sound and reputable insurance companies (i) adequate insurance for its insurable properties, all to such extent and against such risks, including fire, casualty and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations and (ii) such other insurance as is required pursuant to the terms of any Security Document.

          SECTION 5.08. Books and Records; Inspection and Collateral Review
                        ---------------------------------------------------
Rights. (a) The Borrower will, and will cause each of its Subsidiaries to, keep
------
proper books of record and account in which full, true and correct entries in conformity with GAAP in all material respects and all requirements of law are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its financial records and properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

          (b) The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Collateral Agent or the Administrative Agent (including any consultants, accountants, lawyers and appraisers retained by the Collateral Agent or the Administrative Agent) to conduct evaluations and appraisals of the Borrower's computation of the Borrowing Base and the assets included in the Borrowing Base, all at such reasonable times and as often as reasonably requested. The Borrower shall pay the reasonable fees and expenses of any such representatives retained by the Collateral Agent or the Administrative Agent to conduct any such evaluation or appraisal, including the reasonable fees and expenses associated with collateral monitoring services performed by the Collateral Agent Services Group of the Administrative Agent; provided that the Borrower shall not be required to pay
                      --------
such fees and expenses for more than two such evaluations or appraisals during any calendar year unless an Event of Default has occurred and is continuing. To the extent required by the Collateral Agent as a result of any such evaluation, appraisal or monitoring, the Borrower also agrees to modify or adjust the computation of the Borrowing Base (which may include maintaining additional reserves, modifying the advance rates or modifying the eligibility criteria for the components of the Borrowing Base).

          (c) In the event that historical accounting practices, systems or reserves relating to the components of the Borrowing Base are modified in a manner that is adverse to the Lenders in any material respect, the Borrower will agree to maintain such additional reserves (for purposes of computing the Borrowing Base) in respect the components of the Borrowing Base and make such other adjustments to its parameters for including the components of the Borrowing Base as the Collateral Agent or the Administrative Agent, on behalf of the Required Lenders, shall reasonably require based upon such modifications.

          SECTION 5.09. Compliance with Laws. The Borrower will, and will cause
                        --------------------
each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.10. Use of Proceeds and Letters of Credit. The proceeds of
                        -------------------------------------
the Term Loans will be used only for (a) general corporate purposes, including working capital, acquisitions and capital expenditures, (b) the payment of fees and expenses payable in connection with the Transactions and (c) the repayment of certain Indebtedness owed by the Borrower to Debbie Ellis in an aggregate principal amount of approximately $4,000,000. The proceeds of Revolving Loans will be used only for general corporate purposes, including working capital, acquisitions and capital expenditures. No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, any of the Regulations of the Board, including Regulations U and X. Letters of Credit will be issued only to support obligations incurred by the Borrower in the ordinary course of their businesses, including operating leases with respect to premises used by the Borrower and its Subsidiaries (other than any CFN Subsidiary) in the conduct of its business.

          SECTION 5.11. Additional Subsidiaries. If any additional Subsidiary of
                        -----------------------
the Borrower (other than a CFN Subsidiary) is formed or acquired after the Effective Date, the Borrower will notify the Administrative Agent and the Lenders thereof and

(a) will cause such Subsidiary (other than a Foreign Subsidiary) to become a party to the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and each applicable Security Document in the manner provided therein within three Business Days after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary's assets to secure the Obligations as the Administrative Agent or the Required Lenders shall reasonably request and (b) if any shares of capital stock or Indebtedness of such Subsidiary are owned by or on behalf of any Loan Party, will cause such shares and promissory notes evidencing such Indebtedness to be pledged pursuant to the Pledge Agreement within three Business Days after such Subsidiary is formed or acquired (except that, if such Subsidiary is a Foreign Subsidiary, shares of common stock of such Subsidiary that are owned by or on behalf of any Loan Party and that are to be pledged pursuant to the Pledge Agreement may be limited to 65% of the outstanding shares of common stock of such Subsidiary).

          SECTION 5.12. Further Assurances. (a) The Borrower will, and will
                        ------------------
cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), that may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. The Borrower also agrees to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

          (b) If any material assets (including any real property or improvements thereto or any interest therein) are acquired by the Borrower or any Subsidiary Loan Party after the Effective Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien of the Security Agreement upon acquisition thereof), the Borrower will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

          SECTION 5.13. Federal Reserve Regulations. Neither the Borrower nor
                        ---------------------------
any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

          SECTION 5.14. Delivery of Securities. The Borrower shall deliver to
                        ----------------------
the Collateral Agent 65% of the outstanding shares of common stock of IXL - Madrid. S.A., and stock powers or instruments of transfer, endorsed in blank, with respect to such stock certificates, or such other documents as may be reasonably acceptable to the Administrative Agent, no later than December 31, 1998.

          SECTION 5.15   [Intentionally Omitted]

          SECTION 5.16.  Bank Account. The Borrower will establish and maintain
                         ------------
a cash concentration account (the "Chase Account") with the Collateral Agent
                                   -------------
within three Business Days following the Effective Date. The Borrower will, and the Borrower will cause each of its Subsidiaries (other than the CFN Subsidiaries) to, transfer to the Chase Account on a weekly basis all its cash other than prudent reserves to satisfy the weekly cash needs of such Subsidiary, but in no event will the aggregate weekly cash needs of the Subsidiaries (other than the CFN Subsidiaries) exceed $2,000,000; provided that (i) the Borrower
                                              --------
will cause each of the banks (other than Chase) holding accounts of the Borrower or its Subsidiaries in the ten locations in the United States which generate the greatest percentage of revenues for the Borrower and its Subsidiaries, taken as a whole, to enter into a depositary agreement, in a form to be mutually agreed upon between the Administrative Agent and the Borrower, no later than December 31, 1998 and (ii) if an Event of Default has occurred and is continuing, the Collateral Agent may, in its sole discretion, review the cash management system of the Borrowers and its Subsidiaries and require the Borrower to institute a new cash management system (including, without limitation, the use of a lockbox system).

          SECTION 5.17.  Fees. None of the Borrower and its Subsidiaries shall
                         ----
be obligated after the Effective Date to pay any fee to any Affiliate or third party in respect of management, consulting or similar services other than the advisory fees payable to Kelso pursuant to the Kelso Advisory Agreement.


                                  ARTICLE VI

                              Negative Covenants
                              ------------------

          Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

          SECTION 6.01.  Indebtedness and Preferred Stock. (a) The Borrower
                         --------------------------------
will not, nor will it permit any of its Subsidiaries (other than the CFN Subsidiaries, except at any time that loans or advances by the Borrower to any of the CFN Subsidiaries pursuant to Section 6.04(d) shall remain outstanding) to, create, incur, assume or permit to exist any Indebtedness, except:

          (i)  Indebtedness created under the Loan Documents;

          (ii) Indebtedness existing on the Effective Date and set forth in
     Schedule 6.01, and any extensions, renewals or replacements of any such Indebtedness that (A) do not increase the outstanding principal amount thereof, (B) do not result in an earlier maturity date or decreased weighted average life thereof and (C) are consummated on terms and subject to conditions no more restrictive than are in existence with respect to such Indebtedness as of the Effective Date; provided, that any Indebtedness
                                                 --------
     owed by any of the CFN Subsidiaries to the Borrower or any Subsidiary Loan Party shall not be reborrowed following repayment thereof;

          (iii)  Indebtedness of any Loan Party to any other Loan Party;

          (iv) Guarantees by the Borrower of Indebtedness of any other Subsidiary Loan Party permitted hereunder;

          (v) Indebtedness of the Borrower, any Subsidiary Loan Party or any CFN Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (A) such Indebtedness is incurred prior to or within 90 days
     --------
     after such acquisition or the completion of such construction or improvement and (B) (x) in the case of the Borrower and the Subsidiary Loan Parties, the aggregate principal amount of Indebtedness permitted by this clause (v) shall not exceed $1,000,000 at any time outstanding and (y) in the case of the CFN Subsidiaries, the aggregate principal amount of Indebtedness permitted by this clause (v) shall not exceed $2,000,000 at any time outstanding;

          (vi) Indebtedness of any Person that becomes a Subsidiary after the Effective Date; provided that (A) such Indebtedness exists at the time such
                     --------
     Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (B) the aggregate principal amount of Indebtedness permitted by this clause (vi) shall not exceed $2,000,000 at any time outstanding;

          (vii) Indebtedness not yet due that arises pursuant to provisions in acquisition agreements relating to purchase price adjustments in connection with Permitted Acquisitions;

          (viii) Permitted Subordinated Indebtedness; and

          (ix)   Permitted CFN Indebtedness.

          (b) The Borrower will not, nor will it permit any of its Subsidiaries (other than the CFN Subsidiaries) to issue or permit to exist any shares of preferred stock, except shares of Permitted Preferred Stock.

          SECTION 6.02.  Liens. The Borrower will not, nor will the Borrower
                         -----
permit any of its Subsidiaries (other than the CFN Subsidiaries, except at any time that loans or advances by the Borrower to any of the CFN Subsidiaries pursuant to Section 6.04(d) shall remain outstanding) to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (i)    Liens created under the Loan Documents;

          (ii)   Permitted Encumbrances;

          (iii)  any Lien on any property or asset of any Subsidiary of the Borrower existing on the Effective Date and set forth in Schedule 6.02; provided that (A) such Lien shall not apply to any other property or asset
     --------
     of any Subsidiary of the Borrower and (B) such Lien shall secure only those obligations that it secures on the Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof.

          (iv) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the Effective Date hereof prior to the time such Person becomes a Subsidiary; provided that (A) such Lien is not created in contemplation of or in
     --------
     connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (C) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

          (v)    Liens on fixed or capital assets acquired, constructed
     or improved by the Borrower or any Subsidiary; provided that (A) such
                                                    --------
     security interests secure Indebtedness permitted by clause (v) of Section 6.01, (B) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (D) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary; and

          (vi) Liens (other than those permitted by paragraphs (i) through (v) above and other than Liens on Collateral) securing liabilities permitted hereunder in an aggregate amount not exceeding $500,000 at any time outstanding.

          SECTION 6.03.  Fundamental Changes. (a) The Borrower will not, nor
                         -------------------
will the Borrower permit any of its Subsidiaries (other than the CFN Subsidiaries) to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Subsidiary (other than a CFN Subsidiary) may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Subsidiary may merge into any Subsidiary Loan Party in a transaction in which the surviving entity is a Subsidiary Loan Party, (iii) any Foreign Subsidiary may merge into any other Foreign Subsidiary and (iv) any Subsidiary of the Borrower may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger
                                           --------
involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

          (b) The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

          (c) The Borrower will not engage in any business or activity other than (i) the ownership of all the outstanding shares of capital stock of the Subsidiary Loan Parties and any Foreign Subsidiaries, (ii) the maintenance of investments permitted under Section 6.04 and (iii) activities incidental thereto. The Borrower will not own or acquire any assets (other than shares of capital stock of the Subsidiary Loan Parties, CFN or any Foreign Subsidiaries, cash and Permitted Investments) or incur any liabilities (other than Indebtedness permitted by Section 6.01, liabilities under the Loan Documents, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities).

          SECTION 6.04.  Investments, Loans, Advances, Guarantees and
                         --------------------------------------------
Acquisitions. The Borrower will not, nor will the Borrower permit any of its
------------
Subsidiaries (other than the CFN Subsidiaries) to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

          (a)  Permitted Investments;

          (b)  investments existing on the Effective Date and set forth on
     Schedule 6.04, to the extent such investments would not be permitted under any other clause of this Section;

          (c) investments by the Borrower in the capital stock of CFN, the Subsidiary Loan Parties and any Foreign Subsidiaries and investments by any Subsidiary Loan Party or CFN Subsidiary in the capital stock of its Subsidiaries; provided that (i) any such shares of capital stock owned by
                   --------
     or on behalf of a Loan Party shall be pledged pursuant to the Pledge Agreement (subject to the limitations applicable to common stock of a Foreign Subsidiary referred to in Section 5.12), (ii) the Subsidiary Loan Parties shall not make any investment in, loan or advance to or guarantee in respect of any CFN Subsidiary, (iii) any investments by the Borrower in any of the CFN Subsidiaries after the Effective Date shall be made as loans and evidenced by a promissory note pledged pursuant to the Pledge Agreement and (iv) the sum of the amount of such investments by the Borrower in the CFN Subsidiaries plus the amount of loans and advances by the Borrower to the CFN Subsidiaries shall not exceed, in the aggregate at any time outstanding, $5,000,000 plus the amount of any investment by the Borrower in the CFN Subsidiaries permitted under clause (b) above; provided further that, from and after
                                       -------- -------
     November 2, 1998, the total amount of loans and advances by the Borrower to the CFN Subsidiaries shall not exceed, in the aggregate at any time outstanding, $1,300,000.

          (d) loans or advances made by (i) any Subsidiary Loan Party to any other Subsidiary Loan Party, (ii) any Foreign Subsidiary to any other Foreign Subsidiary and (iii) subject to the limitations set forth in clause
     (c) above, the Borrower to any CFN Subsidiary; provided that any such loans
                                                    --------
     and advances by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Pledge Agreement;

          (e)  Guarantees by the Borrower constituting Indebtedness permitted by
     Section 6.01; provided that no Loan Party may enter into any Guarantee in
                   --------
     respect of a CFN Subsidiary;

          (f) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

          (g)  Permitted Acquisitions;

          (h)  prepaid expenses in the ordinary course of business;

          (i) loans to employees of the Borrower and the Subsidiaries in their capacity as such, in an aggregate principal amount not to exceed $250,000 at any time outstanding;

          (j)  Hedging Agreements permitted under Section 6.07;

          (k) investments in Joint Ventures in an aggregate amount not to exceed $500,000;

          (l)  promissory notes received upon a sale of assets permitted under
     Section 6.05;

          (m) investments in an employee stock ownership plan sponsored by the Borrower (i) if such investments are made with the Borrower's common stock or are to be used by such employee stock ownership plan to immediately purchase common stock from the Borrower or (ii) in an amount up to $75,000 per year for operational expenses of such employee stock ownership plan;

          (n) Loans or Advances to Permit.Com, a Delaware corporation, by the Borrower in an aggregate amount not to exceed $1,000,000; provided that any
                                                               --------
     such loans or advances shall be evidenced by a promissory note pledged pursuant to the Pledge Agreement;

          (o) Loans by the Borrower to Foreign Subsidiaries in an aggregate amount not to exceed $5,000,000; provided that any such loans shall be
                                      --------
     evidenced by a promissory note pledged pursuant to the Pledge Agreement;

          (p) other investments in an aggregate amount not to exceed $250,000 at any time outstanding; and

          (q) non-recourse loans made by the Borrower to any of its employees in connection with the purchase of stock of the Borrower by such employee; provided that (i) such employee pledges such purchased stock as collateral
     --------
     with respect to such non-recourse loan and (ii) any such transaction does not involve the payment of cash by the Borrower to such employee.

          SECTION 6.05.  Asset Sales. The Borrower will not, nor will the
                         -----------
Borrower permit any of its Subsidiaries (other than the CFN Subsidiaries) to, sell, transfer, lease or otherwise dispose of any asset, including any capital stock owned by any of them, nor will the Borrower permit any of its Subsidiaries (other than the CFN Subsidiaries) to issue any additional shares of its capital stock or other ownership interest in such Subsidiary, except:

          (a) sales of inventory, used or surplus equipment and Permitted Investments in the ordinary course of business;

          (b) sales, transfers and dispositions by any Subsidiary of the Borrower to any other Subsidiary of the Borrower; provided that (i) capital
                                                       --------
     stock of a Subsidiary Loan Party shall not be sold or transferred to a Subsidiary that is not a Subsidiary Loan Party and (ii) any such sales, transfers or dispositions involving a Subsidiary that is not a Subsidiary Loan Party shall be made in compliance with Section 6.09; and

          (c) sales, transfers and dispositions of assets by Subsidiaries of the Borrower (other than capital stock of a Subsidiary) that are not permitted by any other clause of this Section; provided that the
                                                    --------
     aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (c) shall not exceed $500,000 in the aggregate;

provided that all sales, transfers, leases and other dispositions permitted
--------
hereby shall be made for fair value and for at least 80% cash consideration.

          SECTION 6.06.  Sale and Lease-Back Transactions. The Borrower will
                         --------------------------------
not, nor will the Borrower permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred, except for any such sale of fixed or capital assets that is consummated within 90 days after the date the Borrower, any Subsidiary Loan Party or any CFN Subsidiary, as applicable, acquires or finished construction of such fixed or capital asset.

          SECTION 6.07.  Hedging Agreements. The Borrower will not, nor will
                         ------------------
the Borrower permit any of its Subsidiaries (other than the CFN Subsidiaries) to, enter into any Hedging Agreement, other than Hedging Agreements entered into by the Borrower in the ordinary course of business to hedge or mitigate risks to which the Borrower or its Subsidiaries (other than the CFN Subsidiaries) is exposed in the conduct of its business or the management of its liabilities.

          SECTION 6.08.  Restricted Payments: Certain Payments of Indebtedness.
                         -----------------------------------------------------
(a) The Borrower will not, nor will the Borrower permit any of its Subsidiaries (other than the CFN Subsidiaries) to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) the Borrower may declare and pay dividends ratably with respect to its capital stock payable solely in additional shares of its common stock, (ii) any Subsidiary Loan Party may declare and pay dividends ratably with respect to its capital stock; (iii) any Subsidiary of a Subsidiary Loan Party may declare and pay dividends ratably with respect to its capital stock, (iv) the Borrower's Subsidiaries may make payments to the Borrower pursuant to and in accordance with the Tax Sharing Agreement and (v) the Borrower may, pursuant to and in accordance with stock option plans, warrant plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, make Restricted Payments not exceeding $500,000 during any fiscal year. The Borrower will not permit any CFN Subsidiary to make any payment (whether in cash, securities or other property) on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any shares of capital stock of the Borrower or any option, warrant or other right to acquire any such shares.

          (b) The Borrower will not, nor will the Borrower permit any of its Subsidiaries (other than the CFN Subsidiaries) to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Indebtedness, except:

          (i)    payment of Indebtedness created under the Loan Documents;

          (ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness (to the extent not prohibited by applicable subordination provisions, if any);

          (iii) refinancings of Indebtedness to the extent permitted by Section 6.01; and

          (iv)   payment of Indebtedness permitted by Section 6.01(ii), (iii),
     (v), (vi), (vii) or (viii).

          SECTION 6.09.  Transactions with Affiliates. Except as set forth in
                         ----------------------------
Schedule 6.09, the Borrower will not nor will the Borrower permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to any Subsidiary of the Borrower than could be obtained on an arm' s-length basis from unrelated third parties, (b) transactions between or among the Loan Parties not involving any other Affiliate and (c) any Restricted Payment permitted by Section 6.08.

          SECTION 6.10.  Restrictive Agreements. The Borrower will not, nor
                         ----------------------
will the Borrower permit any Subsidiary Loan Party to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary Loan Party to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary Loan Party to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to any other Subsidiary Loan Party or to Guarantee Indebtedness of any other Subsidiary Loan Party; provided that (i) the foregoing shall not apply to restrictions and conditions
--------
imposed by law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the Effective Date identified on
Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition),
(iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale; provided such restrictions and conditions apply only to the Subsidiary that is
--------
to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof.

          SECTION 6.11.  Amendment of Material Documents. The Borrower will not,
                         -------------------------------
nor will the Borrower permit any of its Subsidiaries to, amend, modify or waive any of its rights under (a) its certificate of incorporation, by-laws or other organizational documents (other than the CFN Subsidiaries following the CFN Wholly owned Period), (b) the Tax Sharing Agreement or (c) any of the instruments, agreements or documents evidencing or related to the Borrower's Class A Preferred Stock, Class B Preferred Stock or Class C Preferred Stock, Permitted Preferred Stock and any Permitted Subordinated Indebtedness; provided
                                                                       --------
that the Borrower or any Subsidiary may amend, modify or waive any of its rights under clause (c) above if such amendment, modification or waiver (i) is on terms no less favorable to the Borrower and its Subsidiaries than would be obtained on an arm's length basis from unrelated third parties and (ii) is not, individually or in the aggregate, in any manner adverse to the Lenders in any material respect.

          SECTION 6.12.  Subsidiaries. The Borrower will not have any
                         ------------
Subsidiary (other than the CFN Subsidiaries) unless such Subsidiary is wholly owned, directly or indirectly, by the Borrower, and the Borrower will not take any action that would result in any Subsidiary (other than the CFN Subsidiaries) ceasing to be a wholly owned Subsidiary of the Borrower; provided that the
                                                         --------
Borrower may permit the sale of up to 10% of the outstanding capital stock of iXL - Madrid, S.A.

          SECTION 6.13.  Minimum Consolidated EBITDA. The Borrower will not
                         ---------------------------
permit Consolidated EBITDA of the Borrower and its Subsidiaries for any of the following periods ending on any date set forth below to be less than the amount set forth below opposite such date:

                   Date                                Amount
                   ----                                ------
          Six Months Ending December 31,          $(13,000,000)
          1998
          Nine Months Ending March 31,             (16,000,000)
          1999
          Twelve Months Ending June 30,            (14,000,000)
          1999
          Twelve Months Ending September            (5,000,000)
          30, 1999
          Twelve Months Ending December              3,000,000
          31, 1999
          Twelve Months Ending March 31,             3,000,000
          2000
          Twelve Months Ending June 30,              6,000,000
          2000
          Twelve Months Ending September             6,000,000
          30, 2000
          Twelve Months Ending December             10,000,000
          31, 2000
          Twelve Months Ending March 31,            10,000,000
          2001
          Twelve Months Ending June 30,             10,000,000
          2001


          SECTION 6.14.  Total Debt to Contributed Capital. The Borrower will
                         ---------------------------------
not permit the ratio of Total Debt to Contributed Capital as of any date to be in excess of 1.00 to 1.00.

          SECTION 6.15.  Fiscal Year. The Borrower will not change the end of
                         -----------
its fiscal year from December 31 to any other date.


                                  ARTICLE VII

                               Events of Default
                               -----------------

          If any of the following events ("Events of Default") shall occur:
                                           -----------------


          (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

          (c) any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect (in the case of any representation or warranty that is not qualified as to materiality, in any material respect) when made or deemed made;

          (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01(f), 5.02, 5.04 (with respect to the existence of the Borrower) or 5.10 or in Article VI;

          (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

          (f) the Borrower or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

          (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g)
                                               --------
     shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any of its Subsidiaries or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i) the Borrower or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

          (j) the Borrower or any of its Subsidiaries shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

          (k) one or more judgments for the payment of money in an aggregate amount in excess of $1,000,000 shall be rendered against the Borrower, any of its Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any of its Subsidiaries to enforce any such judgment;

          (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

          (m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Administrative Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Pledge Agreement; or

          (n)  a Change in Control shall occur;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower;

and in case of any event with respect to the Borrower described in clause (h) or
(i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.



                                 ARTICLE VIII

                           The Administrative Agent
                           ------------------------

          Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

          The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any of its Subsidiaries or other Affiliate thereof as if it were not the Administrative Agent hereunder.

          The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall not be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

          The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

          Subject to the appointment and acceptance of a successor the Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent that shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

          Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

          The provisions of this Article applicable to the Administrative Agent also shall apply to the Collateral Agent in its capacity as such.

                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

          SECTION 9.01. Notices. Except in the case of notices and other
                        -------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Borrower, to iXL Enterprises, Inc., 1888 Emery Street, N.W., Atlanta, GA 30318, Attention of Wayne Boylston (Telecopy No.404-267-
     3801);

          (b) if to the Administrative Agent, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Vito Cipriano (Telecopy No. (212) 552-7402), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York 10017, Attention of Neil Boylan (Telecopy No. 212-972-0009);

          (c) if to the Issuing Bank, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Vito Cipriano (Telecopy No. (212) 552-7402), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York 10017, Attention of Neil Boylan (Telecopy No. 212-972-0009); and

          (d) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the
                        -------------------
Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

          (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders;
provided that no such agreement shall (i) increase the Commitment of any Lender
--------
without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the Term Maturity Date or the Revolving Maturity Date or the scheduled date of payment of the principal amount of any LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby,
(iv) change Section 2.15(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of the term "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release any Loan Party from its Guarantee under the Guarantee Agreement (except as expressly provided in the Guarantee Agreement), or limit its liability in respect of such Guarantee, without the written consent of each Lender, (vii) release all or substantially all of the Collateral from the Liens of the Security Documents, without the written consent of each Lender or (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class; provided further that (A) no such agreement shall
                        ----------------
amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Bank without the prior written consent of the Administrative Agent or the Issuing Bank, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Term Lenders) or the Term Lenders (but not the Revolving Lenders) may be affected by an agreement or agreements in writing entered into by the Borrower and the requisite percentage in interest of the affected Class of Lenders. If, in connection with any proposed change, waiver, discharge or termination of or to any of the provisions of this Agreement as contemplated by this Section 9.02(b), the consent of the Required Lenders is obtained but the consent of one or more other Lenders whose consent is required pursuant to one of the provisos to the immediately preceding sentence is not obtained, then the Borrower may, at its sole expense and effort, upon notice to such non-consenting Lender or Lenders and the Administrative Agent, require such non-consenting Lender or Lenders to assign or delegate (so long as all non-consenting Lenders are so required), without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee (so long as such assignee at the time of the assignment consents to such proposed change, waiver, discharge or termination) that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided
                                                                      --------
that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, and (ii) such non-consenting Lender shall have received payment of an amount equal to the outstanding principal amount of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts).

          SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower
                        ----------------------------------
agrees to pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent and their Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Collateral Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

          (b) The Borrower agrees to indemnify the Administrative Agent, the Collateral Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee")
                                                                ----------
against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of

Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided
                                                                    --------
that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by them to the Administrative Agent or the Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Issuing Bank, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the
                                                       --------
unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Issuing Bank in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

          (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

          (e) All amounts due under this Section shall be payable promptly after written demand therefor.

          SECTION 9.04. Successors and Assigns. (a) The provisions of this
                        ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except
                                                       --------
in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Borrower and the

Administrative Agent (and, in the case of an assignment of all or a portion of a Revolving Commitment or any Lender's obligations in respect of its LC Exposure, the Issuing Bank) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $2,500,000 unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; provided further that any
                                                      ----------------
consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default under clause (h) or (i) of Article VII has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.14 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

          (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in
                                                     --------
the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by any of the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (e) Any Lender may, without the consent of the Borrower, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's
                            -----------
rights and obligations under this Agreement (including all or a portion of its. Commitment and the Loans owing to it); provided that (i) such Lender's
                                       --------
obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or
                                        --------
instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided such Participant agrees to be subject to Section 2.15(c) as
        --------
though it were a Lender.

          (f) A Participant shall not be entitled to receive any greater payment under Section 2.12 or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.14 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.14(e) as though it were a Lender.

          (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of
                                   --------
a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 9.05. Survival. All covenants, agreements, representations and
                        --------
warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.12, 2.13, 2.14 and 9.03 and
Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement
                        ----------------------------------------
may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Document and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.07. Severability. Any provision of this Agreement held to be
                        ------------
invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.08. Right of Set-off. If an Event of Default shall have
                        ----------------
occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of set-off) that such Lender may have.

          SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of
                        --------------------------------------------------
Process. (a) This Agreement shall be construed in accordance with and governed
-------
by the law of the State of New York.

          (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its respective properties in the courts of any jurisdiction.

          (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES,
                        --------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.11. Headings. Article and Section headings and the Table of
                        --------
Contents used herein are for convenience of reference only, are not part of this

Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.12. Confidentiality. Each of the Administrative Agent, the
                        ---------------
Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" means all information received from the Borrower
               -----------
relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the
                                                           --------
case of information received from the Borrower after the Effective Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

          SECTION 9.13. Interest Rate Limitation. Notwithstanding anything
                        ------------------------
herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for, charged,
                          -------------
taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

          SECTION 9.14. Effect of Amendment and Restatement. Upon the
                        -----------------------------------
effectiveness of the amendment and restatement of the Original Credit Agreement in the form hereof:

               (a) the Original Credit Agreement (including all Exhibits and Schedules thereto) will be amended and restated in its entirety as set forth herein; and

               (b) all Loans outstanding under the Original Credit Agreement as of the Amendment Effective Date shall continue to remain outstanding hereunder;

provided that the amendment and restatement of the Original Credit Agreement in the form hereof shall not affect the Borrower's obligations accrued in respect of any principal, interest, fees or other amounts under the Original Credit Agreement, discharge or release the Lien under any Security Document, constitute a novation of the obligations and liabilities existing under the Original Credit Agreement, or be deemed to evidence or constitute repayment of all or any portion of any such obligations or liabilities.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       iXL ENTERPRISES, INC.,

                                          by /s/ M. Wayne Boylston
                                             ----------------------------
                                             Name:   M. Wayne Boylston
                                             Title:  Chief Financial Officer/EVP

                                       THE CHASE MANHATTAN BANK,
                                       individually and as Administrative Agent,

                                          by /s/ Neil R. Boylan
                                             ----------------------------
                                             Name:   Neil R. Boylan
                                             Title:  Vice President

SCHEDULES:
---------

Schedule 2.01  -    Commitments
Schedule 3.04  -    Contingent Liabilities
Schedule 3.05  -    Owned or Leased Property
Schedule 3.06  -    Disclosed Matters
Schedule 3.12  -    Subsidiaries
Schedule 3.13  -    Insurance
Schedule 6.01  -    Existing Indebtedness
Schedule 6.02  -    Existing Liens
Schedule 6.04  -    Existing Investments
Schedule 6.09  -    Disclosed Affiliate Transactions
Schedule 6.10  -    Existing Restrictions

EXHIBITS:
--------

Exhibit A   --  Form of Assignment and Acceptance
Exhibit B-1 -- Form of Opinion of Minkin & Snyder, Counsel to Loan Parties Exhibit B-2 -- Form of Opinion of Debevoise & Plimpton, Counsel to Loan Parties
Exhibit D   --  Form of Indemnity, Subrogation and Contribution Agreement
Exhibit E   --  Form of Pledge Agreement
Exhibit G   --  Form of Borrowing Base Certificate


ANNEXES:
-------

Annex 1     --  Perfection Certificate

                                                                       EXHIBIT K

                    GUARANTEE AGREEMENT dated as of July 29, 1998, among each of the subsidiaries listed on Schedule I hereto (each such subsidiary individually, a "Loan Party Guarantor" and
                                           --------------------
               collectively, the "Loan Party Guarantors") of IXL HOLDINGS, INC.
                                  ---------------------
               (the "Borrower"), CONSUMER FINANCIAL NETWORK, INC., a Delaware
                     --------
               corporation ("CFN"), CFN AGENCY, INC., a Delaware corporation
                             ---
               ("Agency"), CFN FINANCE, INC., a Delaware corporation ("Finance"
                 ------                                                -------
               and together with CFN and Agency, the "CFN Guarantors"), and THE
                                                      --------------
               CHASE MANHATTAN BANK, a New York banking corporation ("Chase"),
                                                                      -----
               as collateral agent (the "Collateral Agent") for the Lenders
                                         ----------------
               under the Credit Agreement referred to below.

     Reference is made to the Credit Agreement dated as of July 29, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among the Borrower, the lenders from time to time party thereto
---------
(the "Lenders") and Chase, as administrative agent (the "Administrative Agent")
      -------                                            --------------------
for the Lenders. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Security Agreement referred to therein. For purposes of this Agreement, "Guarantors"
                                                                ----------
shall be defined as the Loan Party Guarantors and, until such time as the CFN Guarantors are terminated as Guarantors hereunder pursuant to Section 10 of this Agreement, the CFN Guarantors.

     The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Borrower has requested that the Guarantors guarantee the Obligations (as defined below) by entering into this Agreement. Each of the Guarantors is a direct or indirect Subsidiary of the Borrower and each of the Guarantors acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders, and the issuance of the Letters of Credit by the Issuing Bank. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit, the Guarantors are willing to execute this Agreement.

     Accordingly, the parties hereto agree as follows:

     SECTION 1.    Guarantee.  Each Guarantor unconditionally guarantees,
                   ---------
jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and
(iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents, (c) unless otherwise agreed upon in writing by the applicable Lender party thereto, the due and punctual payment and performance of all obligations of the Borrower, monetary or otherwise, under each Hedging Agreement entered into with any counterparty that was a Lender (or an Affiliate thereof) at the time such Hedging Agreement was entered into and (d) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to the Administrative Agent or any of its Affiliates and arising from treasury, depository and cash management services in connection with any automated clearing house transfers of funds (all the monetary and other obligations described in the preceding clauses (a) through (d) being collectively called the "Obligations"). Each Guarantor further agrees that the
                         -----------
Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

     Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer
                                                       -------------------
Laws"), in each case after giving effect to all other liabilities of such
----
Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (a) in respect of intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and
(b) under any Guarantee of senior unsecured indebtedness or Indebtedness subordinated in right of payment to the Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under Guarantees by such parties (including the Indemnity, Subrogation and Contribution Agreement).

     SECTION 2. Obligations Not Waived. To the fullest extent permitted by
                ----------------------
applicable law, each Guarantor waives presentment to, demand of payment from and protest to the other Loan Parties of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise,
(b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement, or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

     SECTION 3.    Security.  Each of the guarantors authorizes the Collateral
                   --------
Agent and each of the other Secured Parties to (a) take and hold security pursuant to the Security Documents for the payment of this Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other Guarantors or other obligors.

     SECTION 4.    Guarantee of Payment.  Each Guarantor further agrees that its
                   --------------------
guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person.

     SECTION 5.    No Discharge or Diminishment of Guarantee.  The obligations
                   -----------------------------------------
of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the obligations or otherwise. Without limiting the generality of the fore-going, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the obligations.)

     SECTION 6.    Defenses of Borrower Waived.  To the fullest extent permitted
                   ---------------------------
by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

     SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing
                -------------------------------
and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in same day funds the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Collateral Agent or any Secured Party as provided above, all rights of such Guarantor against any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in same day funds of all the Obligations. In addition, any indebtedness of any other Loan Party now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of a Loan Party, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

     SECTION 8.  Information. Each of the Guarantors assumes all responsibility
                 -----------
for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

     SECTION 9.  Representations and Warranties. Each of the Guarantors
                 ------------------------------
represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

     SECTION 10. Termination. The Guarantees made hereunder (a) shall terminate
                 -----------
when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise; provided, however, that following the last
                                      --------  -------
day of the CFN Wholly-Owned Period, the rights and obligations of the CFN Guarantors (other than obligations of the CFN Guarantors to make payments pursuant to Section 7 of this Agreement that arose during the CFN Wholly-Owned Period) under this Agreement shall automatically be deemed to have terminated and this Agreement shall be of no further effect with respect thereto.

     SECTION 11. Binding Effect; Several Agreement; Assignments. Whenever in
                 ----------------------------------------------
this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Guarantor is sold, transferred or otherwise disposed of (other than to a Loan Party) pursuant to a transaction permitted by the Credit Agreement (or any waiver thereof), such Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

     SECTION 12.   Waivers; Amendment.  (a) No failure or delay of the
                   ------------------
Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other or right power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the collateral Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

     SECTION 13.   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                   -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 14.   Notices. All communications and notices hereunder shall be in
                   -------
writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it in care of the Borrower.

     SECTION 15.   Survival of Agreement; Severability.  (a) All covenants,
                   -----------------------------------
agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments have not been terminated.

     (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 16.   Counterparts.  This Agreement may be executed in
                   ------------
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provide in Section 11 of this Agreement. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 17.   Rules of Interpretation.  The rules of interpretation
                   -----------------------
specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

     SECTION 18. Jurisdiction; Consent to Service of Process. (a) Each Guarantor
                 -------------------------------------------
hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

     (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in paragraph (a) of this Section 18. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14 of this Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE
                 --------------------
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE,

THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

     SECTION 20. Additional Guarantors. Pursuant to Section 5.11 of the Credit
                 ----------------------
Agreement, each Loan Party and, until such time as the CFN Guarantors are released from their respective obligations pursuant to Section 10 of this Agreement, each subsidiary of CFN, that was not in existence on the date of the Credit Agreement is required to enter into this Agreement as a Guarantor upon becoming a Subsidiary Loan Party. Upon execution and delivery after the date hereof by the Collateral Agent and such a Subsidiary of Holdings of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

     SECTION 21. Right of Setoff. If an Event of Default shall have occurred and
                 ----------------
be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this

Section 21 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                        IXL HOLDINGS, INC.,

                                          by

                                             /s/ James V. Sandry
                                            ---------------------
                                            Name:
                                            Title:

                                        EACH OF THE LOAN PARTY
                                        GUARANTORS LISTED ON
                                        SCHEDULE I HERETO,

                                          by

                                             /s/ James V. Sandry
                                            ---------------------
                                            Name:
                                            Title: Authorized Officer


                                        CONSUMER FINANCIAL NETWORK, INC.,

                                          by

                                             /s/ James V. Sandry
                                            ---------------------
                                            Name:
                                            Title:

                                        CFN AGENCY, INC.,

                                          by

                                             /s/ James V. Sandry
                                            ---------------------
                                            Name:
                                            Title:

                                        CFN FINANCE, INC.,

                                          by

                                             /s/ James V. Sandry
                                            ---------------------
                                            Name:
                                            Title:

                                        THE CHASE MANHATTAN BANK, as
                                        Collateral Agent,

                                          by
                                             /s/ Neil R. Boylan
                                             ------------------------------
                                             Name:
                                             Title:

                                                             SCHEDULE I TO THE
                                                             GUARANTEE AGREEMENT


                             Loan Party Guarantors
                             ---------------------


     Boxtop Interactive, Inc.
     Creative Video Library, Inc.
     Entrepreneur Television, Inc.
     iXL, Inc.
     iXL-Boston, Inc.
     IXL-Charlotte, Inc.
     iXL-Chicago, Inc.
     iXL-DC, Inc.
     iXL-Denver, Inc.
     iXL-Los Angeles, Inc.
     IXL-Memphis, Inc.
     iXL-New York, Inc.
     iXL-Richmond, Inc.
     iXL-San Diego, Inc.
     iXL-San Francisco, Inc.
     iVisit, Inc.

                                Annex 1 to the
                              Guarantee Agreement
                              Form of Supplement

                                                                  EXECUTION COPY



                         SECURITY AGREEMENT dated as of July 29, 1998, among IXL
               HOLDINGS, INC., a Delaware corporation (the "Borrower"), each
                                                            --------
               subsidiary of the Borrower listed on Schedule I hereto (each such subsidiary individually, a "Loan Party Guarantor" and
                                           --------------------
               collectively, the "Loan Party Guarantors"; the Loan Party
                                  ---------------------
               Guarantors and the Borrower are referred to collectively herein as the "Grantors") and THE CHASE MANHATTAN BANK, a New York
                       --------
               banking corporation ("Chase"), as collateral agent (in such
                                     -----
               capacity, the "Collateral Agent") for the Secured Parties (as
                              ----------------
               defined herein).

     Reference is made to (a) the Credit Agreement dated as of July 29, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among the Borrower, the lenders from time to time party thereto
---------
(the "Lenders") and Chase, as administrative agent (in such capacity, the
      -------
"Administrative Agent") for the Lenders, and (b) the Guarantee Agreement
 --------------------
referred to in the Credit Agreement.

          The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, in an amount up to $20,000,000, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Loan Party Guarantors have agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents, (c) unless otherwise agreed upon in writing by the applicable Lender party thereto, the due and punctual payment and performance of all obligations of the Borrower, monetary or otherwise, under each Hedging Agreement entered into with any counterparty that was a Lender (or an Affiliate thereof) at the time such Hedging Agreement was entered into and (d) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to the Administrative Agent or any of its Affiliates and arising from treasury, depository and cash management services in connection with any automated clearing house transfers of funds (all the monetary and other obligations described in the preceding clauses (a) through (d) being collectively called the "Obligations").
                         -----------

          Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01.  Definition of Terms Used Herein. Unless the context
                         -------------------------------
otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement and all references to the Uniform Commercial Code shall mean the Uniform Commercial Code in effect in the State of New York as of the date hereof.

          SECTION 1.02.  Definition of Certain Terms Used Herein.  As used
                         ---------------------------------------
herein, the following terms shall have the following meanings:

          "Account Debtor" shall mean any Person who is or who may become
           --------------
obligated to any Grantor under, with respect to or on account of an Account.

          "Accounts" shall mean any and all right, title and interest of any
           --------
Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

          "Accounts Receivable" shall mean all Accounts and all right, title and
           -------------------
interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

          "Collateral" shall mean all (a) Accounts Receivable, (b) Documents,
           ----------
(c) Equipment, (d) General Intangibles, (e) Inventory, (f) cash and cash accounts, (g) Investment Property and (h) Proceeds.

          "Commodity Account" shall mean an account maintained by a Commodity
           -----------------
Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

          "Commodity Contract" shall mean a commodity futures contract, an
           ------------------
option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

          "Commodity Customer" shall mean a Person for whom a Commodity
           ------------------
Intermediary carries a Commodity Contract on its books.

          "Commodity Intermediary" shall mean (a) a Person who is registered as
           ----------------------
a futures commission merchant under the federal commodities laws or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

          "Copyright License"  shall mean any written agreement, now or
           -----------------
hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

          "Copyrights" shall mean all of the following now owned or hereafter
           ----------
acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II.

          "Credit Agreement" shall have the meaning assigned to such term in the
           ----------------
preliminary statement of this Agreement.

          "Documents" shall mean all instruments, files, records, ledger sheets
           ---------
and documents covering or relating to any of the Collateral.

          "Entitlement Holder" shall mean a Person identified in the records of
           ------------------
a Securities Intermediary as the person having a Security Entitlement against the Securities Intermediary. If a Person acquires a Security Entitlement by virtue of Section 8-501(b) (2) or (3) of the Uniform Commercial Code, such Person is the Entitlement Holder.

          "Equipment" shall mean all equipment, furniture and furnishings, and
           ---------
all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor. The term Equipment shall include Fixtures.

          "Financial Asset" shall mean (a) a Security, (b) an obligation of a
           ---------------
Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for Investment or (c) any property that is held by a Securities Itermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a Person's claim to it is evidenced, including a certifi-cated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

          "Fixtures" shall mean all items of Equipment, whether now owned or
           --------
hereafter acquired, of any Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

          "General Intangibles" shall mean all choses in action and causes of
           -------------------
action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements (other than rights under contracts that prohibit assignment or a grant of a security interest therein)), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

          "Intellectual Property" shall mean all intellectual and similar
           ---------------------
property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

          "Inventory" shall mean all goods of any Grantor, whether now owned or
           ---------
hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

          "Investment Property" shall mean all Securities (whether certificated
           -------------------
or uncertificated), Security

Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

          "License" shall mean any Patent License, Trademark License, Copyright
           -------
License or other franchise agreement, license or sublicense to which any Grantor is a party, including those listed on Schedule III (other than those agreements in existence on the date hereof and those agreements entered into after the date hereof, which by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

          "Obligations" shall have the meaning assigned to such term in the
           -----------
preliminary statement of this Agreement.

          "Patent License" shall mean any written agreement, now or hereafter in
           --------------
effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

          "Patents" shall mean all of the following now owned or hereafter
           -------
acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

          "Perfection Certificate" shall mean a certificate substantially in the
           ----------------------
form of Annex 2 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of each of the Borrower and the Loan Party Guarantors.

          "Proceeds" shall mean any consideration received from the sale,
           --------
exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any

Collateral and any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include (a) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Secured Parties" shall mean (a) the Lenders, (b) the Administrative
           ---------------
Agent, (c) the Collateral Agent, (d) the Issuing Bank, (e) each counterparty to an Hedging Agreement entered into with the Borrower if such counterparty was a Lender (or an Affiliate of a Lender) at the time the Hedging Agreement was entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document and (g) the permitted successors and assigns of each of the foregoing.

          "Securities" shall mean any obligations of an issuer or any shares,
           ----------
participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series, or by its terms is divisible into a class or series, of shares, participations, interests or obligations and (c) (i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code.

          "Securities Account" shall mean an account to which a Financial Asset
           ------------------
is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

          "Securities Intermediary" shall mean (a) a clearing corporation or (b)
           -----------------------
a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

          "Security Entitlements" shall mean the rights and property interests
           ---------------------
of an Entitlement Holder with respect to a Financial Asset.

          "Security Interest" shall have the meaning assigned to such term in
           -----------------
Section 2.01.

          "Trademark License" shall mean any written agreement, now or hereafter
           -----------------
in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

          "Trademarks" shall mean all of the following now owned or hereafter
           ----------
acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

          SECTION 1.03.  Rules of Interpretation.  The rules of interpretation
                         -----------------------
specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

                                  ARTICLE II

                               Security Interest
                               -----------------

          SECTION 2.01.  Security Interest.  As security for the payment or
                         -----------------
performance, as the case may be, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the
                                      -----------------
foregoing, the Collateral Agent is hereby authorized to file one or more financing statements, continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

          SECTION 2.02.  No Assumption of Liability.  The Security Interest is
                         --------------------------
granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.


                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

          The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

          SECTION 3.01.  Title and Authority.  Each Grantor has good and valid
                         -------------------
rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other

Person other than any consent or approval which has been obtained.

          SECTION 3.02.  Filings.  (a)  The Perfection Certificate has been duly
                         -------
prepared, completed and executed and the information set forth therein is correct and complete (to the knowledge of the Grantors in the case of information with respect to Acquired Entities (as defined in the Perfection Certificate)) in all material respects. Fully executed Uniform Commercial Code financing statements, as applicable, or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings, recordings and registrations required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, United States Trademarks and United States Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof), and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

          (b) Each Grantor represents and warrants that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property shall have been received and recorded within three months after the execution of this Agreement with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and within one month after the execution of this Agreement with respect to United States registered Copyrights by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. (S) 261, 15 U.S.C. (S) 1060 or 17 U.S.C. (S) 205
and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof), or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

          SECTION 3.03.  Validity of Security Interest.  The Security Interest
                         -----------------------------
constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected in the United States Patent and Trademark Office and the United States Copyright Office upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. (S) 261 or 15 U.S.C. (S) 1060 or the one-month period (commencing as of the date hereof) pursuant to 17 U.S.C. (S) 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreement.

          SECTION 3.04.  Absence of Other Liens.  The Collateral is owned by the
                         ----------------------
Grantors free and clear of any Lien, except for Liens expressly permitted with respect to such Collateral pursuant to Section 6.02 of the Credit Agreement. No Grantor has filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral in the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document is still in effect, except, in each case, for Liens expressly permitted with respect to the applicable Collateral pursuant to Section 6.02 of the Credit Agreement.


                                  ARTICLE IV

                                   Covenants
                                   ---------

          SECTION 4.01.  Records.  Each Grantor agrees to maintain, at its own
                         -------
cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

          SECTION 4.02.  Protection of Security.  Each Grantor shall, at its own
                         ----------------------
cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted with respect to the applicable Collateral pursuant to
Section 6.02 of the Credit Agreement.

          SECTION 4.03.  Further Assurances.  Each Grantor agrees, at its own
                         ------------------
expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

          Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided,
                                                                 --------
however, that any Grantor shall have the right, exercisable within 30 days after
-------
it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

          SECTION 4.04.  Inspection and Verification.  The Collateral Agent and
                         ---------------------------
such Persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third party, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

          SECTION 4.05.  Taxes; Encumbrances.  At its option, the Collateral
                         -------------------
Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not expressly permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.05 shall be
               --------  -------
interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

          SECTION 4.06.  Assignment of Security Interest. If at any time any
                         -------------------------------
Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

          SECTION 4.07.  Continuing Obligations of the Grantors.  Each Grantor
                         --------------------------------------
shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

          SECTION 4.08.  Use and Disposition of Collateral. None of the Grantors
                         ---------------------------------
shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted with respect to such Collateral by Section 6.02 of the Credit Agreement. Unless and until the Collateral Agent shall notify the Grantors that (i) an Event of Default shall have occurred and be continuing and
(ii) during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time, unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold the Inventory subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

          SECTION 4.09.  Limitation on Modification of Accounts.  None of the
                         --------------------------------------
Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

          SECTION 4.10.  Insurance.  (a) Each of the Grantors will maintain with
                         ---------
financially sound and reputable insurance companies:

          (i) fire and extended coverage insurance, on a replacement cost basis, with respect to all Collateral constituting personal property and improvements to real property, in such amounts as are customarily maintained by companies in the same or similar business operating in the same or similar locations;

          (ii) commercial general liability insurance against claims for bodily injury, death or property damage occurring upon, about or in connection with the use of any properties owned, occupied or controlled by it, providing coverage on an occurrence basis with a combined single limit of not less than $25,000 and including the broad form CGL endorsement;

         (iii) business interruption insurance, insuring against loss of gross earnings for a period of not less than 12 months arising from any risks or occurrences required to be covered by insurance pursuant to clause (i) above; and

         (iv)   such other insurance as may be required by law.

Deductibles or self-insured retention shall not exceed $1,000 for fire and extended coverage policies, $25,000 for commercial general liability policies or one day for business interruption policies.

          (b) Fire and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a non-contributing mortgage clause (regarding improvements to real property) and lenders' loss payable clause (regarding personal property), in each case in favor of the Collateral Agent and providing for losses thereunder to be payable to the Collateral Agent or its designee, (ii) a provision to the effect that none of the Grantors, the Collateral Agent or any other party shall be a coinsurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Secured Parties. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as loss payee. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Collateral Agent. The Grantors shall deliver to the Collateral Agent, prior to the cancelation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent) together with evidence satisfactory to the Collateral Agent of payment of the premium therefor.

          (c) Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.10, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

          SECTION 4.11.  Legend.  Each Grantor shall legend, in form and manner
                         ------
satisfactory to the Collateral Agent, its Accounts Receivable and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

          SECTION 4.12.  Covenants Regarding Patent, Trademark and Copyright
                         ---------------------------------------------------
Collateral. (a) Each Grantor agrees that it will not, nor will it permit any
----------
of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

          (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

          (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

          (d) Each Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

          (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

          (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

          (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

          (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.


                                   ARTICLE V

                                 Bank Accounts
                                 -------------

          The Borrower will establish and maintain a cash concentration account (the "Chase Account") with the Collateral Agent within three Business Days
      --------------
following the Effective Date. The Borrower will, and the Borrower will cause each of its Subsidiaries (other than the CFN Subsidiaries) to, transfer to the Chase Account on a weekly basis all its cash other than prudent reserves to satisfy the weekly cash needs of such Subsidiary, but in no event will the aggregate weekly cash needs of the Subsidiaries (other than the CFN Subsidiaries) exceed $2,000,000; provided that (i) the Borrower will cause each
                                 --------
of the banks (other than Chase) holding accounts of the Borrower or its Subsidiaries in the ten locations in the United States which generate the greatest percentage of revenues for the Borrower and its Subsidiaries, taken as a whole, to enter into a depositary agreement, in a form to be mutually agreed upon between the Administrative Agent and the Borrower, no later than the date 60 days following the Effective Date and (ii) if an Event of Default has occurred and is continuing, the Collateral Agent may, in its sole discretion, review the cash management system of the Borrowers and its Subsidiaries and require the Borrower to institute a new cash management system (including, without limitation, the use of a lockbox system).

                                  ARTICLES VI

                               Power of Attorney
                               -----------------

          Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided,
                                                                  --------
however, that nothing herein contained shall be construed as requiring or
-------
obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.


                                  ARTICLE VII

                                   Remedies
                                   --------

          SECTION 7.01.  Remedies upon Default.  Upon the occurrence and during
                         ---------------------
the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine, and
(b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          The Collateral Agent shall give the Grantors 10 days' prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

          SECTION 7.02.  Application of Proceeds.  The Collateral Agent shall
                         -----------------------
apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

          FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

          THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

          SECTION 7.03.  Grant of License to Use Intellectual Property.  For the
                         ---------------------------------------------
purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and sufficient rights of quality control in favor of such Grantor to avoid the invalidation of the Trademarks subject to the license. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or
                                     --------
other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.


                                 ARTICLE VIII

                                 Miscellaneous
                                 -------------

          SECTION 8.01.  Notices.  All communications and notices hereunder
                         -------
shall (except as otherwise expressly permitted herein) be in writing and given as provided in

Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Loan Party Guarantor shall be given to it in care of the Borrower.

          SECTION 8.02.  Security Interest Absolute.  All rights of the
                         --------------------------
Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

          SECTION 8.03.  Survival of Agreement.  All covenants, agreements,
                         ---------------------
representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

          SECTION 8.04.  Binding Effect; Several Agreement. This Agreement shall
                         ---------------------------------
become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

          SECTION 8.05.  Successors and Assigns.  Whenever in this Agreement any
                         ----------------------
of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          SECTION 8.06.  Collateral Agent's Expenses; Indemnification.  (a)
                         --------------------------------------------
Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

          (b) Without limitation of their indemnification obligations under the other Loan Documents, the Grantors jointly and severally agree to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided
                                                                        --------
that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

          (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this

Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Section 7.06 shall be payable on written demand therefor.

          SECTION 8.07.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                         -------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8.08.  Waivers; Amendment.  (a)  No failure or delay of the
                         ------------------
Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Issuing Bank, the Administrative Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

          SECTION 8.09.  WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES,
                         --------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY

HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.09.

          SECTION 8.10.  Severability.  In the event any one or more of the
                         ------------
provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8.11  Counterparts.  This Agreement may be executed in two or
                        ------------
more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 8.04), and shall become effective as provided in Section 8.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          SECTION 8.12.  Headings.  Article and Section headings used herein are
                         --------
for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 8.13.  Jurisdiction; Consent to Service of Process.  (a)  Each
                         -------------------------------------------
Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

          (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 8.14.  Termination.  This Agreement and the Security Interest
                         -----------
shall terminate when all the Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend, the LC Exposure has been reduced to zero and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 8.14 shall be without recourse to or warranty by the Collateral Agent. A Loan Party Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Loan Party Guarantor shall be automatically released in the event that all the capital stock of such Loan Party Guarantor shall be sold, transferred or otherwise disposed of to a Person that is not an Affiliate of the Borrower in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall have consented to
                  --------
such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

          SECTION 8.15.  Additional Grantors.  Upon execution and delivery by
                         -------------------
the Collateral Agent and a Subsidiary of the Borrower of an instrument in the form of Annex 3 hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                         IXL HOLDINGS, INC.,

                           by
                                 /s/ James V. Sandry
                              ----------------------------------------
                              Name:
                              Title:

                         EACH OF THE LOAN PARTY
                         GUARANTORS LISTED ON
                         SCHEDULE I HERETO,

                           by
                                 /s/ James V. Sandry
                              ----------------------------------------
                              Name:
                              Title:  Authorized Officer

                         THE CHASE MANHATTAN BANK, as
                         Collateral Agent,

                           by
                                 /s/ Neil R. Boylan
                              ----------------------------------------
                              Name:
                              Title:

                                  SCHEDULE I
                           TO THE SECURITY AGREEMENT

                             SUBSIDIARY GUARANTORS



iXL, Inc.
Boxtop Interactive, Inc.
Creative Video Library, Inc.
Entrepreneur Television, Inc.
iXL-Boston, Inc.
IXL-Charlotte, Inc.
iXL-Chicago, Inc.
iXL-DC, Inc.
iXL-Denver, Inc.
iXL-Los Angeles, Inc.
IXL-Memphis, Inc.
iXL-New York, Inc.
iXL-Richmond, Inc.
iXL-San Diego, Inc.
iXL-San Francisco, Inc.
iVisit, Inc.

                                  SCHEDULE II
                           TO THE SECURITY AGREEMENT

                                  COPYRIGHTS




                                 SCHEDULE III
                           TO THE SECURITY AGREEMENT

                                   LICENSES




                                  SCHEDULE IV
                           TO THE SECURITY AGREEMENT

                                    PATENTS




                                  SCHEDULE V
                           TO THE SECURITY AGREEMENT

                                  TRADEMARKS

Annex 1 to the Security Agreement--Perfection Certificate

Annex 2 to the Security Agreement--Form of Supplement

                                       34